SHARE EXCHANGE AGREEMENT

THIS AGREEMENT is made effective as of the 16th day of May, 2008

AMONG:

LAUD RESOURCES INC., a Nevada corporation, of Suite 507 – 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8

(**"Pubco"**)

AND:

URALTRANSNEFT CO., LTD., a Russia corporation, of 113 Ostrovskogo Street, Perm, Russia, 614002

(**"Priveco"**)

AND:

THE UNDERSIGNED SHAREHOLDERS OF PRIVECO AS LISTED ON SCHEDULE 1 ATTACHED HERETO

(the **"Selling Shareholders"**)

WHEREAS:

A. The Selling Shareholders are the registered and beneficial owners of all of the issued and outstanding common shares in the capital of Priveco;

B. Pubco has agreed to issue 41,100,000 common shares in the capital of Pubco as of the Closing Date, as defined herein, to the Selling Shareholders as consideration for the purchase by Pubco of all of the issued and outstanding common shares of Priveco held by the Selling Sharehoders; and

C. Upon the terms and subject to the conditions set forth in this Agreement, the Selling Shareholders have agreed to sell all of the issued and outstanding common shares of Priveco held by the Shareholders to Pubco in exchange for common shares of Pubco

THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties covenant and agree as follows:

1. DEFINITIONS

1.1 Definitions. The following terms have the following meanings, unless the context indicates otherwise:

(a) "**Agreement**" shall mean this Agreement, and all the exhibits, schedules and other documents attached to or referred to in this Agreement, and all amendments and supplements, if any, to this Agreement;

(b) "**Closing**" shall mean the completion of the Transaction, in accordance with Section 7 hereof, at which the Closing Documents shall be exchanged by the parties, except for those documents or other items specifically required to be exchanged at a later time;

(c) "**Closing Date**" shall mean a date mutually agreed upon by the parties hereto in writing and in accordance with Section 10.6 following the satisfaction or waiver by Pubco and Priveco of the conditions precedent set out in Sections 5.1 and 5.2 respectively, provided that such date shall be no later than six (6) weeks after delivery of the Priveco Financial Statements to be delivered under Section 5.1(m) hereof;

(d) "**Closing Documents**" shall mean the papers, instruments and documents required to be executed and delivered at the Closing pursuant to this Agreement;

(e) "**Exchange Act**" shall mean the United States Securities Exchange Act of 1934, as amended;

(f) "**GAAP**" shall mean United States generally accepted accounting principles applied in a manner consistent with prior periods;

(g) "**Liabilities**" shall include any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted choate or inchoate, liquidated or unliquidated, secured or unsecured;

(h) "**Priveco Shares**" shall mean the share in the Capital of Priveco held by the Selling Shareholders being all of the issued and outstanding common shares of Priveco beneficially held, either directly or indirectly, by the Selling Shareholders;

(i) "**Priveco Subsidiary**" means [redacted] Ltd and all subsidiaries of Priveco as of the Closing Date. Priveco Sub

(j) "**Pubco Shares**" shall mean the 41,100,000 fully paid and non-assessable common shares of Pubco, to be issued to the Selling Shareholders by Pubco on the Closing Date;

(k) "**SEC**" shall mean the Securities and Exchange Commission;

(l) "**Securities Act**" shall mean the United States Securities Act of 1933, as amended;

(m) "**Taxes**" shall include international, federal, state, provincial and local income taxes, capital gains tax, value-added taxes, franchise, personal property and real property taxes, levies, assessments, tariffs, duties (including any customs duty), business license or other fees, sales, use and any other taxes relating to the assets

of the designated party or the business of the designated party for all periods up to and including the Closing Date, together with any related charge or amount, including interest, fines, penalties and additions to tax, if any, arising out of tax assessments; and

(n) **"Transaction"** shall mean the purchase of the Priveco Shares by Pubco from the Selling Shareholders in consideration for the issuance of the Pubco Shares.

1.2 Schedules. The following schedules are attached to and form part of this Agreement:

Schedule 1	–	Selling Shareholders
Schedule 2	–	Certificate of Non-U.S. Shareholder
Schedule 3	–	National Instrument 45-106 Investor Questionnaire
Schedule 4	–	Directors and Officers of Priveco
Schedule 5	–	Directors and Officers of Pubco
Schedule 6	–	Priveco Leases, Subleases, Claims, Capital Expenditures, Taxes and Other Property Interests
Schedule 7	–	Priveco Intellectual Property
Schedule 8	–	Priveco Material Contracts
Schedule 9	–	Priveco Employment Agreements and Arrangements
Schedule 10	–	Form of Subscription Agreement

1.3 Currency. All references to currency referred to in this Agreement are in United States Dollars (US$), unless expressly stated otherwise.

2. THE OFFER, PURCHASE AND SALE OF SHARES

2.1 Offer, Purchase and Sale of Shares. Subject to the terms and conditions of this Agreement, the Selling Shareholders hereby covenant and agree to sell, assign and transfer to Pubco, and Pubco hereby covenants and agrees to purchase from the Selling Shareholders all of the Priveco Shares held by the Selling Shareholders.

2.2 Execution. The Selling Shareholders, or their duly appointed attorney, nominee or assign, shall execute this Agreement by each signing a subscription agreement in the form attached hereto as Schedule 10.

2.3 Consideration. As consideration for the sale of the Priveco Shares by the Selling Shareholders to Pubco, Pubco shall allot and issue the Pubco Shares to the Selling Shareholders in the amount set out opposite each Selling Shareholder's name in Schedule 1 on the basis of 1.01 Pubco Shares for each Priveco Share held by each Selling Shareholder. The Selling Shareholders acknowledge and agree that the Pubco Shares are being issued pursuant to an exemption from the prospectus and registration requirements of the Securities Act. As required by applicable securities law, the Selling Shareholders agree to abide by all applicable resale restrictions and hold periods imposed by all applicable securities legislation. All certificates representing the Pubco Shares issued on Closing will be endorsed with one of the following legend pursuant to the Securities Act in order to reflect the fact that the Pubco Shares will be issued to the Selling Shareholders pursuant to an exemption from the registration requirements of the Securities Act:

"THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."

2.4 Share Exchange Procedure. Each Selling Shareholder may exchange his, her or its certificate representing the Priveco Shares by delivering such certificate to Pubco duly executed and endorsed in blank (or accompanied by duly executed stock powers duly endorsed in blank), in each case in proper form for transfer, with signatures guaranteed, and, if applicable, with all stock transfer and any other required documentary stamps affixed thereto and with appropriate instructions to allow the transfer agent to issue certificates for the Pubco Shares to the holder thereof, together with:

(a) a Certificate of Non-U.S. Shareholder (the "**Regulation S Certificate**"), in a form identical to that which is set out in Schedule 2 and dated at any time within 3 months of the execution of this Agreement;

(b) a National Instrument 45-106 Investor Questionnaire (the "**Questionnaire**"), a copy of which is set out in Schedule 3.

(c) an executed a copy of a subscription agreement in the form of Schedule 10 (the "**Subscription Agreement**")

2.5 Fractional Shares. Notwithstanding any other provision of this Agreement, no certificate for fractional shares of the Pubco Shares will be issued in the Transaction. In lieu of any such fractional shares, if any of the Selling Shareholders would otherwise be entitled to receive a fraction of a share of the Pubco Shares upon surrender of certificates representing the Priveco Shares for exchange pursuant to this Agreement, the Selling Shareholders will be entitled to have such fraction rounded up to the nearest whole number of Pubco Shares and will receive from Pubco a stock certificate representing same.

2.6 Closing Date. The Closing will take place, subject to the terms and conditions of this Agreement, on the Closing Date.

2.7 Restricted Shares. The Selling Shareholders acknowledge that the Pubco Shares issued pursuant to the terms and conditions set forth in this Agreement will have such hold periods as are required under applicable securities laws and as a result may not be sold, transferred or otherwise disposed, except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case only in accordance with all applicable securities laws.

2.8 Exemptions. The Selling Shareholders acknowledge that Pubco has advised such Selling Shareholders that Pubco is relying upon the representations and warranties of the Selling Shareholders set out in the Questionnaires to issue the Pubco Shares under an exemption from the prospectus and registration requirements of applicable Canadian securities laws (the "**Canadian Securities Laws**") and, as a consequence, certain protections, rights and remedies provided by Canadian Securities Laws, including statutory rights of rescission or damages, will not be available to the Selling Shareholders.

2.9 Canadian Resale Restrictions. The Selling Shareholders acknowledge that Pubco is not a reporting issuer in any province or territory of Canada and accordingly, any applicable hold periods under Canadian Securities Laws may never expire, and the Pubco Shares may be subject to resale restrictions in Canada for an indefinite period of time. Additionally, the Selling Shareholders acknowledge that resale of any of the Pubco Shares by the Selling Shareholders resident in Canada is restricted except pursuant to an exemption from applicable securities legislation.

3. REPRESENTATIONS AND WARRANTIES OF PRIVECO

As of the Closing, Priveco and the Selling Shareholders, jointly and severally, represent and warrant to Pubco, on their own behalf and on behalf of the Priveco Subsidiaries, and acknowledge that Pubco is relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Pubco, as follows:

3.1 All representations and warranties made with respect to Priveco in this Section 3 are made with respect to Priveco and with respect to the Priveco Subsidiaries.

3.2 Organization and Good Standing. Priveco is a corporation duly organized, validly existing and in good standing under the laws of Russia and has the requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Priveco is duly qualified to do business and is in good standing as a corporation in each of the jurisdictions in which Priveco owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the business of Priveco taken as a whole.

3.3 Authority. Priveco has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the "**Priveco Documents**") to be signed by Priveco and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of each of the Priveco Documents by Priveco and the consummation of the transactions contemplated hereby

have been duly authorized by Priveco's board of directors. No other corporate or shareholder proceedings on the part of Priveco is necessary to authorize such documents or to consummate the transactions contemplated hereby. This Agreement has been, and the other Priveco Documents when executed and delivered by Priveco as contemplated by this Agreement will be, duly executed and delivered by Priveco and this Agreement is, and the other Priveco Documents when executed and delivered by Priveco as contemplated hereby will be, valid and binding obligations of Priveco enforceable in accordance with their respective terms except:

(a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally;

(b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and

(c) as limited by public policy.

3.4 Capitalization of Priveco. The entire authorized capital stock and other equity securities of Priveco consists of the common shares being sold by the Selling Shareholders (the "**Priveco Common Stock**"). The Selling Shareholders shall inform Pubco how many shares of Priveco Common Stock are issued and outstanding promptly following the execution of this Agreement. All of the issued and outstanding shares of Priveco Common Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with the laws of Russia and its Constitution and Articles of Association. There are no outstanding options, warrants, subscriptions, conversion rights, or other rights, agreements, or commitments obligating Priveco to issue any additional common shares of Priveco Common Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Priveco any common shares of Priveco Common Stock. There are no agreements purporting to restrict the transfer of the Priveco Common Stock, no voting agreements, shareholders' agreements, voting trusts, or other arrangements restricting or affecting the voting of the Priveco Common Stock.

3.5 Shareholders of Priveco Common Stock. As of the Closing Date, Schedule 1 contains a true and complete list of the holders of all issued and outstanding shares of the Priveco Common Stock including each holder's name, address and number of Priveco Shares held.

3.6 Directors and Officers of Priveco. The duly elected or appointed directors and the duly appointed officers of Priveco are as set out in Schedule 4.

3.7 Corporate Records of Priveco. The corporate records of Priveco, as required to be maintained by it pursuant to all applicable laws, are accurate, complete and current in all material respects, and the minute book of Priveco is, in all material respects, correct and contains all records required by all applicable laws, as applicable, in regards to all proceedings, consents, actions and meetings of the shareholders and the board of directors of Priveco.

3.8 Non-Contravention. Neither the execution, delivery and performance of this Agreement, nor the consummation of the Transaction, will:

(a) conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Priveco or any of its subsidiaries under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Priveco or any of its subsidiaries, or any of their respective material property or assets;

(b) violate any provision of the Constitution, Articles of Association or any other constating documents of Priveco, any of its subsidiaries or any applicable laws; or

(c) violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Priveco, any of its subsidiaries or any of their respective material property or assets.

3.9 Actions and Proceedings. To the best knowledge of Priveco, there is no basis for and there is no action, suit, judgment, claim, demand or proceeding outstanding or pending, or threatened against or affecting Priveco or which involves any of the business, or the properties or assets of Priveco that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects, or conditions of Priveco taken as a whole (a "**Priveco Material Adverse Effect**"). There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a Priveco Material Adverse Effect.

3.10 Compliance.

(a) To the best knowledge of Priveco, Priveco is in compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of Priveco;

(b) To the best knowledge of Priveco, Priveco is not subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute a Priveco Material Adverse Effect;

(c) Priveco has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement. All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of Priveco, threatened, and none of them will be adversely affected by the consummation of the Transaction; and

(d) Priveco has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business. Priveco has not received any notice of any violation thereof, nor is Priveco aware of any valid basis therefore.

3.11 Filings, Consents and Approvals. No filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Priveco of the Transaction contemplated by this Agreement or to enable Pubco to continue to conduct Priveco's business after the Closing Date in a manner which is consistent with that in which the business is presently conducted.

3.12 Financial Representations. The consolidated audited balance sheets for Priveco and the Priveco Subsidiary for its last two fiscal years plus any consolidated unaudited balance sheets for Priveco dated on or before December 31, 2008 or such other date as determined by Pubco is required to comply with US securities rules and SEC filing requirements (the "**Priveco Accounting Date**"), together with related statements of income, cash flows, and changes in shareholder's equity for such fiscal years and interim period then ended (collectively, the "**Priveco Financial Statements**") to be supplied on or before the Closing Date:

(a) are in accordance with the books and records of Priveco;

(b) present fairly the financial condition of Priveco as of the respective dates indicated and the results of operations for such periods; and

(c) have been prepared in accordance with GAAP.

Priveco has not received any advice or notification from its independent certified public accountants that Priveco has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the Priveco Financial Statements or the books and records of Priveco, any properties, assets, Liabilities, revenues, or expenses. The books, records, and accounts of Priveco accurately and fairly reflect, in reasonable detail, the assets, and Liabilities of Priveco. Priveco has not engaged in any transaction, maintained any bank account, or used any funds of Priveco, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of Priveco.

3.13 Absence of Undisclosed Liabilities. Priveco does not have any material Liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise that exceed $385,000, which:

(a) are not set forth in the Priveco Financial Statements or have not heretofore been paid or discharged;

(b) did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed in writing to Pubco; or

(c) have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business since the date of the last Priveco Financial Statements

3.14 Tax Matters.

(a) As of the date hereof:

(i) Priveco has timely filed all tax returns in connection with any Taxes which are required to be filed on or prior to the date hereof, taking into account any extensions of the filing deadlines which have been validly granted to Priveco, and

(ii) all such returns are true and correct in all material respects;

(b) Priveco has paid all Taxes that have become or are due with respect to any period ended on or prior to the date hereof, and has established an adequate reserve therefore on its balance sheets for those Taxes not yet due and payable, except for any Taxes the non-payment of which will not have a Priveco Material Adverse Effect;

(c) Priveco is not presently under or has not received notice of, any contemplated investigation or audit by regulatory or governmental agency of body or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof;

(d) all Taxes required to be withheld on or prior to the date hereof from employees for income Taxes, social security Taxes, unemployment Taxes and other similar withholding Taxes have been properly withheld and, if required on or prior to the date hereof, have been deposited with the appropriate governmental agency; and

(e) to the best knowledge of Priveco, the Priveco Financial Statements contain full provision for all Taxes including any deferred Taxes that may be assessed to Priveco for the accounting period ended on the Priveco Accounting Date or for any prior period in respect of any transaction, event or omission occurring, or any profit earned, on or prior to the Priveco Accounting Date or for any profit earned by Priveco on or prior to the Priveco Accounting Date or for which Priveco is accountable up to such date and all contingent Liabilities for Taxes have been provided for or disclosed in the Priveco Financial Statements.

3.15 Absence of Changes. Since the Priveco Accounting Date, Priveco has not:

(a) incurred any Liabilities, other than Liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any Liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any Liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

(b) sold, encumbered, assigned or transferred any material fixed assets or properties except for ordinary course business transactions consistent with past practice;

(c) created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the material assets or properties of Priveco or its subsidiaries to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

(d) made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, other than in the ordinary course of business;

(e) declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

(f) suffered any damage, destruction or loss, whether or not covered by insurance, that materially and adversely effects its business, operations, assets, properties or prospects;

(g) suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);

(h) received notice or had knowledge of any actual or threatened labor trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have an adverse effect on its business, operations, assets, properties or prospects;

(i) made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $12,000;

(j) other than in the ordinary course of business, increased the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or directors or made any increase in, or any addition to, other benefits to which any of its employees or directors may be entitled;

(k) entered into any transaction other than in the ordinary course of business consistent with past practice; or

(l) agreed, whether in writing or orally, to do any of the foregoing.

3.16 Absence of Certain Changes or Events. Since the Priveco Accounting Date, there has not been:

(a) a Priveco Material Adverse Effect; or

(b) any material change by Priveco in its accounting methods, principles or practices.

3.17 Subsidiaries. Priveco does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations.

3.18 Personal Property. Priveco possesses, and has good and marketable title of all property necessary for the continued operation of the business of Priveco as presently conducted and as represented to Pubco. All such property is used in the business of Priveco. All such property is in reasonably good operating condition (normal wear and tear excepted), and is reasonably fit for the purposes for which such property is presently used. All material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by Priveco is owned by Priveco free and clear of all liens, security interests, charges, encumbrances, and other adverse claims, except as disclosed in Schedule 6.

3.19 Intellectual Property

(a) Intellectual Property Assets. Priveco owns or holds an interest in all intellectual property assets necessary for the operation of the business of Priveco as it is currently conducted (collectively, the "**Intellectual Property Assets**"), including:

(i) all functional business names, trading names, registered and unregistered trademarks, service marks, and applications (collectively, the "**Marks**");

(ii) all patents, patent applications, and inventions, methods, processes and discoveries that may be patentable (collectively, the "**Patents**");

(iii) all copyrights in both published works and unpublished works (collectively, the "**Copyrights**"); and

(iv) all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints owned, used, or licensed by Priveco as licensee or licensor (collectively, the "**Trade Secrets**").

(b) Agreements. Schedule 7 contains a complete and accurate list and summary description, including any royalties paid or received by Priveco, of all contracts and agreements relating to the Intellectual Property Assets to which Priveco is a party or by which Priveco is bound, except for any license implied by the sale of a product and perpetual, paid-up licenses for commonly available software programs with a value of less than $500 under which Priveco is the licensee. To the best knowledge of Priveco, there are no outstanding or threatened disputes or disagreements with respect to any such agreement.

(c) Intellectual Property and Know-How Necessary for the Business. Except as set forth in Schedule 7, Priveco is the owner of all right, title, and interest in and to each of the Intellectual Property Assets, free and clear of all liens, security interests, charges, encumbrances, and other adverse claims, and has the right to use without payment to a third party of all the Intellectual Property Assets. Except as set forth in Schedule 7, all former and current employees and contractors of Priveco have executed written contracts, agreements or other undertakings with Priveco that assign all rights to any inventions, improvements,

discoveries, or information relating to the business of Priveco. No employee, director, officer or shareholder of Priveco owns directly or indirectly in whole or in part, any Intellectual Property Asset which Priveco is presently using or which is necessary for the conduct of its business. To the best knowledge of Priveco, no employee or contractor of Priveco has entered into any contract or agreement that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign, or disclose information concerning his work to anyone other than Priveco.

(d) Patents. Except as set out in Schedule 7, Priveco does not hold any right, title or interest in and to any Patent and Priveco has not filed any patent application with any third party. To the best knowledge of Priveco, none of the products manufactured and sold, nor any process or know-how used, by Priveco infringes or is alleged to infringe any patent or other proprietary night of any other person or entity.

(e) Trademarks. Except as set out in Schedule 7, Priveco does not hold any right, title or interest in and to any Mark and Priveco has not registered or filed any application to register any Mark with any third party. To the best knowledge of Priveco, none of the Marks, if any, used by Priveco infringes or is alleged to infringe any trade name, trademark, or service mark of any third party.

(f) Copyrights. Except as set out in Schedule 7, Priveco does not hold any right, title or interest in and to any Copyrights and Priveco has not registered or filed any application to register any Copyrights with any third party. To the best knowledge of Priveco, none of the Copyrights, if any, used by Priveco infringes or is alleged to infringe any copyright or moral rights of authors of any third party.

(g) Trade Secrets. Priveco has taken all reasonable precautions to protect the secrecy, confidentiality, and value of its Trade Secrets. Priveco has good title and an absolute right to use the Trade Secrets. The Trade Secrets are not part of the public knowledge or literature, and to the best knowledge of Priveco, have not been used, divulged, or appropriated either for the benefit of any person or entity or to the detriment of Priveco. No Trade Secret is subject to any adverse claim or has been challenged or threatened in any way.

3.20 Insurance. The products sold by and the assets owned by Priveco are insured under various policies of general product liability and other forms of insurance consistent with prudent business practices. All such policies are in full force and effect in accordance with their terms, no notice of cancellation has been received, and there is no existing default by Priveco, or any event which, with the giving of notice, the lapse of time or both, would constitute a default thereunder. All premiums to date have been paid in full.

3.21 Employees and Consultants. All employees and consultants of Priveco have been paid all salaries, wages, income and any other sum due and owing to them by Priveco, as at the end of the most recent completed pay period. Priveco is not aware of any labor conflict with any employees that might reasonably be expected to have a Priveco Material Adverse Effect. To the best knowledge of Priveco, no employee of Priveco is in violation of any term of any

employment contract, non-disclosure agreement, non-competition agreement or any other contract or agreement relating to the relationship of such employee with Priveco or any other nature of the business conducted or to be conducted by Priveco.

3.22 Real Property. Each of the titles, leases, subleases, claims or other real property interests (collectively, the "**Leases**") which Priveco owns or to which Priveco is a party or is bound, as set out in Schedule 6, is legal, valid, binding, enforceable and in full force and effect in all material respects. All rental and other payments required to be paid by Priveco pursuant to any such Leases have been duly paid and no event has occurred which, upon the passing of time, the giving of notice, or both, would constitute a breach or default by any party under any of the Leases. The Leases will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Closing Date. Priveco has not assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the Leases or the freehold or leasehold property pursuant thereto.

3.23 Material Contracts and Transactions. Schedule 8 attached hereto lists each material contract, agreement, license, permit, arrangement, commitment, instrument or contract to which Priveco is a party (each, a "**Contract**"). Each Contract is in full force and effect, and there exists no material breach or violation of or default by Priveco under any Contract, or any event that with notice or the lapse of time, or both, will create a material breach or violation thereof or default under any Contract by Priveco. The continuation, validity, and effectiveness of each Contract will in no way be affected by the consummation of the Transaction contemplated by this Agreement. There exists no actual or threatened termination, cancellation, or limitation of, or any amendment, modification, or change to any Contract.

3.24 Certain Transactions. Priveco is not a guarantor or indemnitor of any indebtedness of any third party, including any person, firm or corporation.

3.25 No Brokers. Priveco has not incurred any independent obligation or liability to any party for any brokerage fees, agent's commissions, or finder's fees in connection with the Transaction contemplated by this Agreement.

3.26 Completeness of Disclosure. No representation or warranty by Priveco in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Pubco pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

4. REPRESENTATIONS AND WARRANTIES OF PUBCO

As of the Closing, Pubco represents and warrants to Priveco and the Selling Shareholders and acknowledges that Priveco and the Selling Shareholders are relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Priveco or the Selling Shareholders, as follows:

4.1 Organization and Good Standing. Pubco is duly incorporated, organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own, lease and to carry on its business as now being conducted.

Pubco is qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the businesses, operations, or financial condition of Pubco.

4.2 Authority. Pubco has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the "**Pubco Documents**") to be signed by Pubco and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of each of the Pubco Documents by Pubco and the consummation by Pubco of the transactions contemplated hereby have been duly authorized by its board of directors and no other corporate or shareholder proceedings on the part of Pubco is necessary to authorize such documents or to consummate the transactions contemplated hereby. This Agreement has been, and the other Pubco Documents when executed and delivered by Pubco as contemplated by this Agreement will be, duly executed and delivered by Pubco and this Agreement is, and the other Pubco Documents when executed and delivered by Pubco, as contemplated hereby will be, valid and binding obligations of Pubco enforceable in accordance with their respective terms, except:

(a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally;

(b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and

(c) as limited by public policy.

4.3 Capitalization of Pubco. The entire authorized capital stock and other equity securities of Pubco consists of 160,000,000 shares of common stock (the "**Pubco Common Stock**")and 20,000,000 shares of preferred stock (the "**Pubco Preferred Stock**") each with a par value of $0.0001. As of the date of this Agreement, there are 81,088,000 shares of Pubco Common Stock and no Pubco Preferred Stock issued and outstanding. All of the issued and outstanding shares of Pubco Common Stock and Pubco Preferred Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations. Further, there outstanding warrants and options to purchase Pubco Common Stock as follows:

Warrants to Purchase Pubco Common Stock:	Expiry	Holder
88,800 @ $0. 25	6/4/2009	Friedrich Asset Management AG
96,000 @ $0.25	6/4/2009	Asset Mgmt Switzerland AG
Options to Purchase Pubco Common Stock:		
10,000,000 @ $0.00005	2/15/2011	Gary Chayko
5,000,000 @ $0.00005	2/15/2011	Jordan Shapiro
5,000,000 @ $0.00005	2/15/2011	Hudson Capital Corporation

There are no other outstanding subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating Pubco to issue any additional shares of Pubco Common Stock or Pubco Preferred Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Pubco any shares of Pubco Common Stock or Pubco Preferred Stock as of the date of this Agreement. There are no agreements purporting to restrict the transfer of the Pubco Common Stock, no voting agreements, voting trusts, or other arrangements restricting or affecting the voting of the Pubco Common Stock.

4.4 Directors and Officers of Pubco. The duly elected or appointed directors and the duly appointed officers of Pubco are as listed on Schedule 5.

4.5 Corporate Records of Pubco. The corporate records of Pubco, as required to be maintained by it pursuant to the laws of the State of Nevada, are accurate, complete and current in all material respects, and the minute book of Pubco is, in all material respects, correct and contains all material records required by the law of the State of Nevada in regards to all proceedings, consents, actions and meetings of the shareholders and the board of directors of Pubco.

4.6 Non-Contravention. Neither the execution, delivery and performance of this Agreement, nor the consummation of the Transaction, will:

(a) conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Pubco under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Pubco or any of its material property or assets;

(b) violate any provision of the applicable incorporation or charter documents of Pubco; or

(c) violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Pubco or any of its material property or assets.

4.7 Validity of Pubco Common Stock Issuable upon the Transaction. The Pubco Shares to be issued to the Selling Shareholders upon consummation of the Transaction in accordance with this Agreement will, upon issuance, have been duly and validly authorized and, when so issued in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable.

4.8 Actions and Proceedings. To the best knowledge of Pubco, there is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or, to the best knowledge of Pubco, threatened against Pubco which involves any of the business, or the properties or assets of Pubco that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects or conditions of Pubco taken as a whole (a "**Pubco Material Adverse Effect**"). There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a Pubco Material Adverse Effect.

4.9 Compliance.

(a) To the best knowledge of Pubco, Pubco is in compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of Pubco;

(b) To the best knowledge of Pubco, Pubco is not subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute a Pubco Material Adverse Effect;

(c) Pubco has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement. All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of Pubco, threatened, and none of them will be affected in a material adverse manner by the consummation of the Transaction; and

(d) Pubco has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business. Pubco has not received any notice of any violation thereof, nor is Pubco aware of any valid basis therefore.

4.10 Filings, Consents and Approvals. With the exception of Pubco's obligation to comply with continuous disclosure requirements of the Exchange Act, the Securities Act, and the rules and regulations promulgated thereunder, no filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Pubco of the Transaction contemplated by this Agreement to continue to conduct its business after the Closing Date in a manner which is consistent with that in which it is presently conducted.

4.11 SEC Filings. Pubco has furnished or made available to Priveco and the Selling Shareholders a true and complete copy of each report, schedule, registration statement and proxy statement filed by Pubco with the SEC (collectively, and as such documents have since the time of their filing been amended, the "**Pubco SEC Documents**"). As of their respective dates, the Pubco SEC Documents complied in all material respects with the requirements of the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Pubco SEC Documents. The Pubco SEC Documents constitute all of the documents and reports that Pubco was required to file with the SEC pursuant to the Exchange Act and the rules and regulations promulgated thereunder by the SEC.

4.12 Financial Representations. Included with the Pubco SEC Documents are true, correct, and complete copies of audited balance sheets for Pubco dated as of November 30, 2006 and unaudited balance sheets for Pubco dated as of August 31, 2008 (the "**Pubco Accounting Date**"), together with related statements of income, cash flows, and changes in shareholder's equity for the fiscal year and interim period then ended (collectively, the "**Pubco Financial Statements**"). The Pubco Financial Statements:

(a) are in accordance with the books and records of Pubco;

(b) present fairly the financial condition of Pubco as of the respective dates indicated and the results of operations for such periods; and

(c) have been prepared in accordance with GAAP.

Pubco has not received any advice or notification from its independent certified public accountants that Pubco has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the Pubco Financial Statements or the books and records of Pubco, any properties, assets, Liabilities, revenues, or expenses. The books, records, and accounts of Pubco accurately and fairly reflect, in reasonable detail, the assets, and Liabilities of Pubco. Pubco has not engaged in any transaction, maintained any bank account, or used any funds of Pubco, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of Pubco.

4.13 Absence of Undisclosed Liabilities. Pubco has no material Liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise, which:

(a) are not set forth in the Pubco Financial Statements or have not heretofore been paid or discharged;

(b) did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed in writing to Priveco; or

(c) have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business since the date of the last Pubco Financial Statements.

4.14 Tax Matters.

(a) As of the date hereof:

(i) Pubco has timely filed all tax returns in connection with any Taxes which are required to be filed on or prior to the date hereof, taking into account any extensions of the filing deadlines which have been validly granted to them, and

(ii) all such returns are true and correct in all material respects;

(b) Pubco has paid all Taxes that have become or are due with respect to any period ended on or prior to the date hereof;

(c) Pubco is not presently under and has not received notice of, any contemplated investigation or audit by the Canada Revenue Agency or the Internal Revenue Service or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof;

(d) All Taxes required to be withheld on or prior to the date hereof from employees for income Taxes, social security Taxes, unemployment Taxes and other similar withholding Taxes have been properly withheld and, if required on or prior to the date hereof, have been deposited with the appropriate governmental agency; and

(e) To the best knowledge of Pubco, the Pubco Financial Statements contain full provision for all Taxes including any deferred Taxes that may be assessed to Pubco for the accounting period ended on the Pubco Accounting Date or for any prior period in respect of any transaction, event or omission occurring, or any profit earned, on or prior to the Pubco Accounting Date or for any profit earned by Pubco on or prior to the Pubco Accounting Date or for which Pubco is accountable up to such date and all contingent Liabilities for Taxes have been provided for or disclosed in the Pubco Financial Statements.

4.15 Absence of Changes. Since the Pubco Accounting Date, except as disclosed in the Public SEC Documents and except as contemplated in this Agreement, Pubco has not:

(a) incurred any Liabilities, other than Liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any Liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any

Liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

(b) sold, encumbered, assigned or transferred any material fixed assets or properties;

(c) created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the material assets or properties of Pubco to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

(d) made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, other than in the ordinary course of business;

(e) declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

(f) suffered any damage, destruction or loss, whether or not covered by insurance, that materially and adversely effects its business, operations, assets, properties or prospects;

(g) suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);

(h) received notice or had knowledge of any actual or threatened labor trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have an adverse effect on its business, operations, assets, properties or prospects;

(i) made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $500;

(j) other than in the ordinary course of business, increased the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or directors or made any increase in, or any addition to, other benefits to which any of its employees or directors may be entitled;

(k) entered into any transaction other than in the ordinary course of business consistent with past practice; or

(l) agreed, whether in writing or orally, to do any of the foregoing.

4.16 Absence of Certain Changes or Events. Since the Pubco Accounting Date, except as and to the extent disclosed in the Pubco SEC Documents, there has not been:

(a) a Pubco Material Adverse Effect; or

(b) any material change by Pubco in its accounting methods, principles or practices.

4.17 Subsidiaries. Pubco does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations, except as disclosed in the Pubco SEC Documents.

4.18 Personal Property. There are no material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by Pubco, except as disclosed in the Pubco SEC Documents.

4.19 Employees and Consultants. Pubco does not have any employees or consultants, except as disclosed in the Pubco SEC Documents.

4.20 Material Contracts and Transactions. Other than as expressly contemplated by this Agreement, there are no material contracts, agreements, licenses, permits, arrangements, commitments, instruments, understandings or contracts, whether written or oral, express or implied, contingent, fixed or otherwise, to which Pubco is a party except as disclosed in writing to Priveco or as disclosed in the Pubco SEC Documents.

4.21 No Brokers. Pubco has not incurred any obligation or liability to any party for any brokerage fees, agent's commissions, or finder's fees in connection with the Transaction contemplated by this Agreement.

4.22 Internal Accounting Controls. Pubco maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Pubco's certifying officers have evaluated the effectiveness of Pubco's controls and procedures as of end of the filing period prior to the filing date of the Form 10-QSB for the quarter ended August 31, 2008 (such date, the "**Evaluation Date**"). Pubco presented in its most recently filed Form 10-QSB the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in Pubco's internal controls (as such term is defined in Item 307 of Regulation S-B under the Exchange Act) or, to Pubco's knowledge, in other factors that could significantly affect Pubco's internal controls.

4.23 Listing and Maintenance Requirements. Pubco is currently quoted on the OTC Bulletin Board and has not, in the 12 months preceding the date hereof, received any notice from the OTC Bulletin Board or the FINRA or any trading market on which Pubco's common stock is or has been listed or quoted to the effect that Pubco is not in compliance with the quoting, listing or maintenance requirements of the OTCBB or such other trading market.

4.24 Application of Takeover Protections. Pubco and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under Pubco's certificate or articles of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to Pubco as a result of the transactions under this Agreement or the exercise of any rights pursuant to this Agreement.

4.25 No SEC or FINRA Inquiries. Neither the Pubco nor any of its past or present officers or directors is the subject of any formal or informal inquiry or investigation by the SEC or FINRA. Pubco currently do not have any outstanding comment letters or other correspondences from the SEC or the FINRA.

4.26 No Liabilities. Upon Closing, Pubco shall have no direct, indirect or contingent liabilities outstanding that exceed $30,000 excluding stockholder equity.

4.27 Completeness of Disclosure. No representation or warranty by Pubco in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Priveco pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

5. **CLOSING CONDITIONS**

5.1 Conditions Precedent to Closing by Pubco. The obligation of Pubco to consummate the Transaction is subject to the satisfaction or written waiver of the conditions set forth below by a date mutually agreed upon by the parties hereto in writing and in accordance with Section 10.6. The Closing of the Transaction contemplated by this Agreement will be deemed to mean a waiver of all conditions to Closing. These conditions precedent are for the benefit of Pubco and may be waived by Pubco in its sole discretion.

(a) Priveco shall make all the possible for the acquisition of a company called Uralneft, a company whose assets include full extraction infrastructure, transport equipment and pipeline, and wells producing 2,000 barrels of oil per day with at least 7,500,000 barrels of oil in reserves ("[redacted]"). The details of [redacted], including the full corporate name and place of incorporation, shall be provided by Priveco to Pubco within seven days of entering into this agreement. All references to Priveco in this agreement include all Priveco subsidiaries, including [redacted]. Priveco will be required to deliver for [redacted] all items for [redacted] required to be delivered by Priveco in this Agreement. [redacted] will be required to make representations similar to the representations made by Priveco in this Agreement and all representations made by [redacted] will have to be true prior to Closing. Additional closing items and representations may be required by Pubco with respect to [redacted] prior to closing.

(b) Options to purchase a 100% interest in six oilfields which have 15,000,000 barrels of oil in reserves will be assigned to Priveco and Pubco will have completed satisfactory due diligence on the oilfields to confirm that they have at least

15,000,000 barrels of oil in reserves and to ensure such oilfields meet other due diligence standards set by Pubco. Details of the option and the oilfields will be provided by Priveco to Pubco within seven days of entering into this Agreement. Additional closing items and representations may be required by Pubco prior to closing.

(c) Representations and Warranties. The representations and warranties of Priveco and the Selling Shareholders set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Priveco will have delivered to Pubco a certificate dated as of the Closing Date, to the effect that the representations and warranties made by Priveco in this Agreement are true and correct.

(d) Performance. All of the covenants and obligations that Priveco and the Selling Shareholders are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.

(e) Transaction Documents. This Agreement, the Priveco Documents, the Priveco Financial Statements and all other documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to Pubco, will have been executed and delivered to Pubco.

(f) Secretary's Certificate – Priveco. Pubco will have received a certificate from an officer of Priveco attaching:

(i) a copy of Priveco's Constitution, Articles of Association and all other incorporation documents, as amended through the Closing Date; and

(ii) copies of resolutions duly adopted by the board of directors of Priveco approving the execution and delivery of this Agreement and the consummation of the transactions contemplated herein.

(g) Legal Opinion – Priveco. Pubco will have received an opinion, dated as of the Closing Date, from counsel for Priveco, and such other local or special counsel as is appropriate, all of which opinion will be in the form and substance reasonably satisfactory to Pubco and its counsel.

(h) Third Party Consents. Pubco will have received duly executed copies of all third party consents and approvals contemplated by this Agreement, in form and substance reasonably satisfactory to Pubco.

(i) Employment Agreements. Pubco will have received from Priveco copies of all agreements or arrangements that evidence the employment of all of the hourly and salaried employees of Priveco as set out on Schedule 9 attached hereto, which constitute all of the employees reasonably necessary to operate the business of Priveco substantially as presently operated.

(j) No Material Adverse Change. No Priveco Material Adverse Effect will have occurred since the date of this Agreement.

(k) No Action. No suit, action, or proceeding will be pending or threatened which would:

(i) prevent the consummation of any of the transactions contemplated by this Agreement; or

(ii) cause the Transaction to be rescinded following consummation.

(l) Outstanding Shares. Priveco will have no more shares of Priveco Common Stock issued and outstanding on the Closing Date than the number of share being sold by the Selling Shareholders.

(m) Delivery of Consolidated Financial Statements. Priveco will have delivered to Pubco the Priveco Consolidated Financial Statements, which financial statements will include audited financial statements for Priveco's two fiscal years, prepared in accordance with GAAP and audited by an independent auditor registered with the Public Company Accounting Oversight Board in the United States.

(n) Due Diligence Review of Financial Statements. Pubco and its accountants will be reasonably satisfied with their due diligence investigation and review of the Priveco Financial Statements.

(o) Due Diligence Generally. Pubco and its solicitors will be satisfied, as determined in their sole discretion, with their due diligence investigation of Priveco that is reasonable and customary in a transaction of a similar nature to that contemplated by the Transaction, including:

(i) materials, documents and information in the possession and control of Priveco and the Selling Shareholders which are reasonably germane to the Transaction;

(ii) a physical inspection of the assets of Priveco by Pubco or its representatives; and

(iii) title to the material assets of Priveco.

(p) Compliance with Securities Laws. Pubco will have received evidence satisfactory to Pubco that the Pubco Shares issuable in the Transaction will be issuable:

(i) without registration pursuant to the Securities Act in reliance on a safe harbor from the registration requirements of the Securities Act provided by Regulation S; and

(ii) in reliance upon an exemption from the prospectus and registration requirements of Canadian Securities Laws.

In order to establish the availability of the safe harbor from the registration requirements of the Securities Act and the prospectus and registration requirements of Canadian Securities Laws for the issuance of Pubco Shares to each Selling Shareholder, Priveco will deliver to Pubco on Closing, a Regulation S Certificate or Rule 506 Certificate, as applicable, and a Questionnaire duly executed by each Selling Shareholder.

5.2 Conditions Precedent to Closing by Priveco. The obligation of Priveco and the Selling Shareholders to consummate the Transaction is subject to the satisfaction or written waiver of the conditions set forth below by a date mutually agreed upon by the parties hereto in writing and in accordance with Section 10.6. The Closing of the Transaction will be deemed to mean a waiver of all conditions to Closing. These conditions precedent are for the benefit of Priveco and the Selling Shareholders and may be waived by Priveco and the Selling Shareholders in their discretion.

(a) Representations and Warranties. The representations and warranties of Pubco set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Pubco will have delivered to Priveco a certificate dated the Closing Date, to the effect that the representations and warranties made by Pubco in this Agreement are true and correct.

(b) Performance. All of the covenants and obligations that Pubco are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects. Pubco must have delivered each of the documents required to be delivered by it pursuant to this Agreement.

(c) Transaction Documents. This Agreement, the Pubco Documents and all other documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to Priveco, will have been executed and delivered by Pubco.

(d) Secretary's Certificate - Pubco. Priveco will have received a certificate from an officer of Pubco attaching:

(i) a copy of Pubco's Articles of Incorporation and Bylaws, as amended through the Closing Date; and

(ii) copies of resolutions duly adopted by the board of directors of Pubco approving the execution and delivery of this Agreement and the consummation of the transactions contemplated herein.

(e) Legal Opinion – Pubco. Priveco will have received a legal opinion, dated as of the Closing Date, from counsel for Pubco, and such other local or special legal counsel as is appropriate, all of which opinion shall be in the form and substance reasonably satisfactory to Priveco and its counsel.

(f) Financing. Pubco will have arranged for $1,500,000 in financing to be received by Pubco for the sale of its shares within one week of the Closing.

(g) Third Party Consents. Priveco will have received from Pubco duly executed copies of all third-party consents, permits, authorisations and approvals of any public, regulatory (including the SEC) or governmental body or authority or person or entity contemplated by this Agreement, in the form and substance reasonably satisfactory to Priveco.

(h) Surrender of Shares and Directors Options; Jordan Shapiro, Hudson Capital Corp. and Gary Chayko will have surrendered a total of 40,088,000 shares of common stock of Pubco for cancellation on Closing as well 20,000,000 directors' options to purchase shares.

(i) No Material Adverse Change. No Pubco Material Adverse Effect will have occurred since the date of this Agreement.

(j) No Action. No suit, action, or proceeding will be pending or threatened before any governmental or regulatory authority wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would result in and/or:

  (i) prevent the consummation of any of the transactions contemplated by this Agreement; or

  (ii) cause the Transaction to be rescinded following consummation.

(k) Outstanding Shares. On the Closing Date, Pubco will have no more than 82,100,000 common shares issued and outstanding in the capital of Pubco after giving effect to issuance of the Pubco Shares and the share cancellations described herein.

(l) Public Market. On the Closing Date, the shares of Pubco Common Stock will be quoted on the OTC Bulletin Board.

(m) Due Diligence Review of Financial Statements. Priveco and its accountants will be reasonably satisfied with their due diligence investigation and review of the Pubco Financial Statements, the Pubco SEC Documents, and the contents thereof, prepared in accordance with GAAP.

(n) Due Diligence Generally. Priveco will be reasonably satisfied with their due diligence investigation of Pubco that is reasonable and customary in a transaction of a similar nature to that contemplated by the Transaction.

6. ADDITIONAL COVENANTS OF THE PARTIES

6.1 Within one month of closing, Pubco shall enter into an agreement with a US public relations firm, details of which shall be provided by Pubco to Priveco prior to closing.

6.2 At Closing, Pubco shall arrange for at least $1,500,000 in financing to Pubco through the sale of Pubco stock, which shall be received by Pubco and provided to Priveco within seven days of Closing. Further, Pubco shall arrange for the following financing to Pubco through the sale of Pubco stock: $1,500,000 three months after Closing, $1,500,000 six months after Closing and $1,500,000 twelve months after Closing. At least 90% of the proceeds from each of these financings shall be provided to Priveco for its business operations.

6.3 After Closing, Pubco has the non-exclusive option based on market conditions to arrange on a best efforts basis for up to thirteen million five hundred thousand dollars ($13,500,000) in financing institutionally or through the sale of Pubco stock or a combination thereof, the proceeds of which shall be provided for the purchase of three companies which have licenses for oil extraction from six (6) oilfields located in Perm Krai, Russia for $11,500,000 and two million dollars ($2,000,000), which shall be provided for the preparation of planning and licensing documentation, reactivation of oil wells, and provision of the necessary facilities to the oilfields in accordance with the license agreements related to these oilfields.

Within seven days after the acquisition of the above six oilfields, Priveco shall provide a detailed budget for the first six months of activities in regards to the provision of the necessary facilities to the oilfields. Within ten days of Closing, Priveco shall provide a purchase agreement for the acquisition of the three oil extraction companies holding licenses for the development of six oilfields.

6.4 Notification of Financial Liabilities. Priveco will immediately notify Pubco in accordance with Section 10.6 hereof, if Priveco receives any advice or notification from its independent certified public accounts that Priveco has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the books, records, and accounts of Priveco, any properties, assets, Liabilities, revenues, or expenses. Notwithstanding any statement to the contrary in this Agreement, this covenant will survive Closing and continue in full force and effect.

6.5 Access and Investigation. Between the date of this Agreement and the Closing Date, Priveco, on the one hand, and Pubco, on the other hand, will, and will cause each of their respective representatives to:

(a) afford the other and its representatives full and free access to its personnel, properties, assets, contracts, books and records, and other documents and data;

(b) furnish the other and its representatives with copies of all such contracts, books and records, and other existing documents and data as required by this Agreement and as the other may otherwise reasonably request; and

(c) furnish the other and its representatives with such additional financial, operating, and other data and information as the other may reasonably request.

All of such access, investigation and communication by a party and its representatives will be conducted during normal business hours and in a manner designed not to interfere unduly with

the normal business operations of the other party. Each party will instruct its auditors to co-operate with the other party and its representatives in connection with such investigations.

6.6 Confidentiality. All information regarding the business of Priveco including, without limitation, financial information that Priveco provides to Pubco during Pubco's due diligence investigation of Priveco will be kept in strict confidence by Pubco and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by Pubco or disclosed to any third party (other than Pubco's professional accounting and legal advisors) without the prior written consent of Priveco. If the Transaction contemplated by this Agreement does not proceed for any reason, then upon receipt of a written request from Priveco, Pubco will immediately return to Priveco (or as directed by Priveco) any information received regarding Priveco's business. Likewise, all information regarding the business of Pubco including, without limitation, financial information that Pubco provides to Priveco during its due diligence investigation of Pubco will be kept in strict confidence by Priveco and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by Priveco or disclosed to any third party (other than Priveco's professional accounting and legal advisors) without Pubco's prior written consent. If the Transaction contemplated by this Agreement does not proceed for any reason, then upon receipt of a written request from Pubco, Priveco will immediately return to Pubco (or as directed by Pubco) any information received regarding Pubco's business.

6.7 Notification. Between the date of this Agreement and the Closing Date, each of the parties to this Agreement will promptly notify the other parties in writing if it becomes aware of any fact or condition that causes or constitutes a material breach of any of its representations and warranties as of the date of this Agreement, if it becomes aware of the occurrence after the date of this Agreement of any fact or condition that would cause or constitute a material breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Schedules relating to such party, such party will promptly deliver to the other parties a supplement to the Schedules specifying such change. During the same period, each party will promptly notify the other parties of the occurrence of any material breach of any of its covenants in this Agreement or of the occurrence of any event that may make the satisfaction of such conditions impossible or unlikely.

6.8 Exclusivity. Until such time, if any, as this Agreement is terminated pursuant to this Agreement, Priveco and Pubco will not, directly or indirectly, solicit, initiate, entertain or accept any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any person or entity relating to any transaction involving the sale of the business or assets (other than in the ordinary course of business), or any of the capital stock of Priveco or Pubco, as applicable, or any merger, consolidation, business combination, or similar transaction other than as contemplated by this Agreement.

6.9 Conduct of Priveco and Pubco Business Prior to Closing. From the date of this Agreement to the Closing Date, and except to the extent that Pubco otherwise consents in writing, Priveco will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons

having business dealings with it. Likewise, from the date of this Agreement to the Closing Date, and except to the extent that Priveco otherwise consents in writing, Pubco will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it.

6.10 Certain Acts Prohibited – Priveco. Except as expressly contemplated by this Agreement or for purposes in furtherance of this Agreement, between the date of this Agreement and the Closing Date, Priveco will not, without the prior written consent of Pubco:

(a) amend its Constitution, Articles of Association or other incorporation documents;

(b) incur any liability or obligation other than in the ordinary course of business or encumber or permit the encumbrance of any properties or assets of Priveco except in the ordinary course of business;

(c) dispose of or contract to dispose of any Priveco property or assets, including the Intellectual Property Assets, except in the ordinary course of business consistent with past practice;

(d) issue, deliver, sell, pledge or otherwise encumber or subject to any lien any shares of the Priveco Common Stock, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities;

(e) not:

(i) declare, set aside or pay any dividends on, or make any other distributions in respect of the Priveco Common Stock, or

(ii) split, combine or reclassify any Priveco Common Stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of Priveco Common Stock; or

(f) not materially increase benefits or compensation expenses of Priveco, other than as contemplated by the terms of any employment agreement in existence on the date of this Agreement, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount not required by a plan or arrangement as in effect on the date of this Agreement to any such person.

6.11 Certain Acts Prohibited - Pubco. Except as expressly contemplated by this Agreement, between the date of this Agreement and the Closing Date, Pubco will not, without the prior written consent of Priveco:

(a) incur any liability or obligation or encumber or permit the encumbrance of any properties or assets of Pubco except in the ordinary course of business consistent with past practice;

(b) dispose of or contract to dispose of any Pubco property or assets except in the ordinary course of business consistent with past practice;

(c) declare, set aside or pay any dividends on, or make any other distributions in respect of the Pubco Common Stock; or

(d) materially increase benefits or compensation expenses of Pubco, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount to any such person.

6.12 Public Announcements. Pubco and Priveco each agree that they will not release or issue any reports or statements or make any public announcements relating to this Agreement or the Transaction contemplated herein without the prior written consent of the other party, except as may be required upon written advice of counsel to comply with applicable laws or regulatory requirements after consulting with the other party hereto and seeking their reasonable consent to such announcement.

6.13 Employment Agreements. Between the date of this Agreement and the Closing Date, Priveco will have made necessary arrangements to employ all of the hourly and salaried employees of Priveco reasonably necessary to operate such business substantially as presently operated. Priveco agrees to provide copies of all such agreements and arrangements that evidence such employment at or prior to Closing.

6.14 Pubco Board of Directors. The current directors of Pubco will adopt resolutions appointing Igor Alexeevich Kuznetsov and another person as selected by Priveco to the Board of Directors of Pubco and will accept the resignations of Jordan Shapiro and Gary Chayko as directors and officers of Pubco, which appointments and resignations will be effective on or before Closing. JORDAN SHAPIRO WILL REMAIN WITH PUBCO FOR ONE YEAR FROM closing as VP of Corporate Development with compensation of $10,000 per month.

7. CLOSING

7.1 Closing. The Closing shall take place on the Closing Date at the offices of the lawyers for Pubco or at such other location as agreed to by the parties. Notwithstanding the location of the Closing, each party agrees that the Closing may be completed by the exchange of undertakings between the respective legal counsel for Priveco and Pubco, provided such undertakings are satisfactory to each party's respective legal counsel.

7.2 Closing Deliveries of Priveco and the Selling Shareholders. At Closing, Priveco and the Selling Shareholders will deliver or cause to be delivered the following, fully executed and in the form and substance reasonably satisfactory to Pubco:

(a) copies of all resolutions and/or consent actions adopted by or on behalf of the board of directors of Priveco evidencing approval of this Agreement and the Transaction;

(b) if any of the Selling Shareholders appoint any person, by power of attorney or equivalent, to execute this Agreement or any other agreement, document, instrument or certificate contemplated by this agreement, on behalf of the Selling

Shareholder, a valid and binding power of attorney or equivalent from such Selling Shareholder;

(c) share certificates representing the Priveco Shares as required by Section 2.4 of this Agreement;

(d) all certificates and other documents required by Sections 2.4 and 5.1 of this Agreement;

(e) a certificate of an officer of Priveco, dated as of Closing, certifying that:

(i) each covenant and obligation of Priveco has been complied with; and

(ii) each representation, warranty and covenant of Priveco is true and correct at the Closing as if made on and as of the Closing;

(f) the Priveco Documents, the Priveco Financial Statements and any other necessary documents, each duly executed by Priveco, as required to give effect to the Transaction;

(g) copies of all agreements and arrangements required by Section 6.13 of this Agreement.

7.3 Closing Deliveries of Pubco. At Closing, Pubco will deliver or cause to be delivered the following, fully executed and in the form and substance reasonably satisfactory to Priveco:

(a) copies of all resolutions and/or consent actions adopted by or on behalf of the board of directors of Pubco evidencing approval of this Agreement and the Transaction;

(b) all certificates and other documents required by Section 5.2 of this Agreement;

(c) share certificates representing the 40,088,000 shares held by Jordan Shapiro and Gary Chayko collectively, duly endorsed for transfer and cancellation;

(d) evidence of cancellation of the 20,000,000 outstanding options to purchase common Pubco shares held collectively by Jordan Shapiro, Gary Chayko, and Hudson Capital Corporation;

(e) a certificate of an officer of Pubco, dated as of Closing, certifying that:

(i) each covenant and obligation of Pubco has been complied with; and

(ii) each representation, warranty and covenant of Pubco is true and correct at the Closing as if made on and as of the Closing;

(f) the Pubco Documents and any other necessary documents, each duly executed by Pubco, as required to give effect to the Transaction; and

(g) the resolutions required to effect the changes contemplated in Sections 6.14 of this Agreement.

7.4 Additional Closing Delivery of Pubco. At Closing, Pubco will deliver or cause to be delivered the share certificates representing the Pubco Shares.

8. TERMINATION

8.1 Termination. This Agreement may be terminated at any time prior to the Closing Date contemplated hereby by:

(a) mutual agreement of Pubco and Priveco;

(b) Pubco, if there has been a material breach by Priveco or any of the Selling Shareholders of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Priveco or the Selling Shareholders that is not cured, to the reasonable satisfaction of Pubco, within ten business days after notice of such breach is given by Pubco (except that no cure period will be provided for a breach by Priveco or the Selling Shareholders that by its nature cannot be cured);

(c) Priveco, if there has been a material breach by Pubco of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Pubco that is not cured by the breaching party, to the reasonable satisfaction of Priveco, within ten business days after notice of such breach is given by Priveco (except that no cure period will be provided for a breach by Pubco that by its nature cannot be cured);

(d) Pubco or Priveco, if the Transaction contemplated by this Agreement has not been consummated prior to 21 days after the delivery of the Priveco Financial Statements, unless the parties hereto agree to extend such date in writing; or

(e) Pubco or Priveco if any permanent injunction or other order of a governmental entity of competent authority preventing the consummation of the Transaction contemplated by this Agreement has become final and non-appealable.

8.2 Effect of Termination. In the event of the termination of this Agreement as provided in Section 8.1, this Agreement will be of no further force or effect, provided, however, that no termination of this .Agreement will relieve any party of liability for any breaches of this Agreement that are based on a wrongful refusal or failure to perform any obligations.

8.3 Termination of Contract in case of disregard of provision of Investment. In case Pubco does not provide investment (financing) to Priveco in the amount of 6,000,000 $ during ~~6~~ 12 ~~(six)~~ twelve months after signing of the present Contract, the present Contract can be terminated unilaterally, regardless provisions mentioned in Section 8.2 or any conditions contradicting to what is provided in the present section. Both sides have to return in 10 bank days 100% of documents, assets and securities that were subject to exchange or payments according to the present Contract. Without any exemptions in case or termination according to present Section 8.3:

1) If in 12 months after signing of the present Contract Pubco does not provide investment (financing) in the amount of 6,000,000 according to Section 6.2, Priveco does not have to return any of financing provided.

2) Pubco returns all the assets that were acquired during currency of the present Contract. SEE ADDENDUM

3) Selling Shareholder has to return to Pubco 41,100,00 of Pubco shares, paid according to the conditions of the present Contract (ii) all the documents issued for the cancellation of securities, that were subject to the present Contract, have to be returned to Pubco and will be considered invalid. (iii) both sides are disobliged of any obligations except obligations mentioned in the present Section and Section 6.6 (Confidentiality).

9. INDEMNIFICATION, REMEDIES, SURVIVAL

9.1 Certain Definitions. For the purposes of this Article 9 the terms "**Loss**" and "**Losses**" mean any and all demands, claims, actions or causes of action, assessments, losses, damages, Liabilities, costs, and expenses, including without limitation, interest, penalties, fines and reasonable attorneys, accountants and other professional fees and expenses, but excluding any indirect, consequential or punitive damages suffered by Pubco or Priveco including damages for lost profits or lost business opportunities.

9.2 Agreement of Priveco to Indemnify. Priveco will indemnify, defend, and hold harmless, to the full extent of the law, Pubco and its shareholders from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Pubco and its shareholders by reason of, resulting from, based upon or arising out of:

(a) the breach by Priveco of any representation or warranty of Priveco contained in or made pursuant to this Agreement, any Priveco Document or any certificate or other instrument delivered pursuant to this Agreement; or

(b) the breach or partial breach by Priveco of any covenant or agreement of Priveco made in or pursuant to this Agreement, any Priveco Document or any certificate or other instrument delivered pursuant to this Agreement.

9.3 Agreement of the Selling Shareholders to Indemnify. The Selling Shareholders will indemnify, defend, and hold harmless, to the full extent of the law, Pubco and its shareholders from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Pubco and its shareholders by reason of, resulting from, based upon or arising out of:

(a) any breach by the Selling Shareholders of Section 2.3 of this Agreement; or

(b) any misstatement, misrepresentation or breach of the representations and warranties made by the Selling Shareholders contained in or made pursuant to the Regulation S Certificate, Rule 506 Certificate or the Questionnaire executed by each Selling Shareholder as part of the share exchange procedure detailed in Section 2.4 of this Agreement.

9.4 Agreement of Pubco to Indemnify. Pubco will indemnify, defend, and hold harmless, to the full extent of the law, Priveco and the Selling Shareholders from, against, for, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Priveco and the Selling Shareholders by reason of, resulting from, based upon or arising out of:

(a) the breach by Pubco of any representation or warranty of Pubco contained in or made pursuant to this Agreement, any Pubco Document or any certificate or other instrument delivered pursuant to this Agreement; or

(b) the breach or partial breach by Pubco of any covenant or agreement of Pubco made in or pursuant to this Agreement, any Pubco Document or any certificate or other instrument delivered pursuant to this Agreement.

10. MISCELLANEOUS PROVISIONS

10.1 Effectiveness of Representations; Survival. Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representation, warranties and agreement will be effective regardless of any investigation that any party has undertaken or failed to undertake. Unless otherwise stated in this Agreement, and except for instances of fraud, the representations, warranties and agreements will survive the Closing Date and continue in full force and effect until one (1) year after the Closing Date.

10.2 Further Assurances. Each of the parties hereto will co-operate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

10.3 Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties.

10.4 Expenses. Pubco will bear all costs incurred in connection with the preparation, execution and performance of this Agreement and the Transaction contemplated hereby, including all fees and expenses of agents, representatives and accountants; provided that Pubco and Priveco will bear its respective legal costs incurred in connection with the preparation, execution and performance of this Agreement and the Transaction contemplated hereby.

10.5 Entire Agreement. This Agreement, the schedules attached hereto and the other documents in connection with this transaction contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto. Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

10.6 Notices. All notices and other communications required or permitted under this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

If to Priveco or any of the Selling Shareholders:

Uraltransneft Co., Ltd.
113 Ostrovskogo Street
Perm, Russia
614002

Attention: Igor Alexeevich Kuznetsov
Telephone: (342) 216-7785

If to Pubco:

LAUD Resources Inc.
Suite 507 – 700 West Pender Street
Vancouver, British Columbia
Canada V6C 1G8

Attention: Jordan Shapiro
Telephone: (604) 662-3910
Facsimile: (604) 677-6172

With a copy (which will not constitute notice) to:

Bacchus Corporate and Securities Law
Suite 1820 Cathedral Place
925 West Georgia Street
Vancouver, British Columbia, Canada
V6C 3L2

Attention: Penny Green
Telephone: (604) 632-1700
Facsimile: (604) 632-1730

All such notices and other communications will be deemed to have been received:

(a) in the case of personal delivery, on the date of such delivery;

(b) in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery;

(c) in the case of delivery by internationally-recognized express courier, on the business day following dispatch; and

(d) in the case of mailing, on the fifth business day following mailing.

10.7 Headings. The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

10.8 Benefits. This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.

10.9 Assignment. This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.

10.10 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia applicable to contracts made and to be performed therein.

10.11 Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

10.12 Gender. All references to any party will be read with such changes in number and gender as the context or reference requires.

10.13 Business Days. If the last or appointed day for the taking of any action required or the expiration of any rights granted herein shall be a Saturday, Sunday or a legal holiday in the Province of British Columbia, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday, Sunday or such a legal holiday.

10.14 Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

10.15 Fax Execution. This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.



10.16 Schedules and Exhibits. The schedules and exhibits are attached to this Agreement and incorporated herein.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

LAUD RESOURCES INC.

Per: ______________________________
Authorized Signatory
Name: Gary Chayko
Title: Director, President, Chief Executive Officer

URALTRANSNEFT CO., LTD.

Per: ______________________________
Authorized Signatory
Name: Igor Alexeevich Kuznetsov
Title: Director, President Chief Executive Officer

SCHEDULE 1
TO THE SHARE EXCHANGE AGREEMENT
AMONG LAUD RESOURCES LTD., URALTRANSNEFT CO., LTD.AND THE SELLING SHAREHOLDERS AS SET OUT IN THE SHARE EXCHANGE AGREEMENT

THE SELLING SHAREHOLDERS

Name	Address	Number of Priveco Shares held before Closing	Total Number of Pubco Shares to be issued by Pubco on Closing
Igor Alexeevich Kuznetsov	113 Ostrovskogo Street Perm, Russia 614002	33.34%	13,700,000
Valeriy Volegov	113 Ostrovskogo Street Perm, Russia 614002	33.33%	13,700,000
Yuriy Krylov	113 Ostrovskogo Street Perm, Russia 614002	33.33%	13,700,000
	Total shares:	**[100%]**	**41,100,000**

SCHEDULE 2
TO THE SHARE EXCHANGE AGREEMENT
AMONG LAUD RESOURCES LTD., URALTRANSNEFT CO., LTD.AND THE SELLING
SHAREHOLDERS AS SET OUT IN THE SHARE EXCHANGE AGREEMENT

CERTIFICATE OF NON-U.S. SHAREHOLDER

In connection with the issuance of common stock (the "Pubco Shares") of LAUD RESOURCES LTD., a Nevada corporation ("Pubco"), to the undersigned, pursuant to that certain Share Exchange Agreement dated ____________, 2008 (the "Agreement"), among Pubco, **URALTRANSNEFT CO., LTD.**, a Russia corporation ("Priveco") and the shareholders of Priveco as set out in the Agreement (each, a "Selling Shareholder"), the undersigned Selling Shareholder hereby agrees, acknowledges, represents and warrants that:

1. the undersigned is not a "U.S. Person" as such term is defined by Rule 902 of Regulation S under the United States Securities Act of 1933, as amended ("U.S. Securities Act") (the definition of which includes, but is not limited to, an individual resident in the U.S. and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the U.S.);

2. none of the Pubco Shares have been or will be registered under the U.S. Securities Act, or under any state securities or "blue sky" laws of any state of the United States, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act and in compliance with any applicable state and foreign securities laws;

3. the Selling Shareholder understands and agrees that offers and sales of any of the Pubco Shares prior to the expiration of a period of one year after the date of original issuance of the Pubco Shares (the one year period hereinafter referred to as the "Distribution Compliance Period") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the U.S. Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the U.S. Securities Act or an exemption therefrom and in each case only in accordance with applicable state and foreign securities laws;

4. the Selling Shareholder understands and agrees not to engage in any hedging transactions involving any of the Pubco Shares unless such transactions are in compliance with the provisions of the U.S. Securities Act and in each case only in accordance with applicable state and provincial securities laws;

5. the Selling Shareholder is acquiring the Pubco Shares for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Pubco Shares in the United States or to U.S. Persons;

6. the Selling Shareholder has not acquired the Pubco Shares as a result of, and will not itself engage in, any directed selling efforts (as defined in Regulation S under the U.S. Securities Act) in the United States in respect of the Pubco Shares which would include any

activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Pubco Shares; provided, however, that the Selling Shareholder may sell or otherwise dispose of the Pubco Shares pursuant to registration thereof under the U.S. Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

7. the statutory and regulatory basis for the exemption claimed for the sale of the Pubco Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act or any applicable state and provincial securities laws;

8. Pubco has not undertaken, and will have no obligation, to register any of the Pubco Shares under the U.S. Securities Act;

9. Pubco is entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of the Selling Shareholder contained in the Agreement and this Certificate, and the Selling Shareholder will hold harmless Pubco from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by the Selling Shareholder not being true and correct;

10. the undersigned has been advised to consult their own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Pubco Shares and, with respect to applicable resale restrictions, is solely responsible (and Pubco is not in any way responsible) for compliance with applicable resale restrictions;

11. the undersigned and the undersigned's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from Pubco in connection with the acquisition of the Pubco Shares under the Agreement, and to obtain additional information, to the extent possessed or obtainable by Pubco without unreasonable effort or expense;

12. the books and records of Pubco were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the undersigned during reasonable business hours at its principal place of business and that all documents, records and books in connection with the acquisition of the Pubco Shares under the Agreement have been made available for inspection by the undersigned, the undersigned's attorney and/or advisor(s);

13. the undersigned:

(a) is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the undersigned is resident (the "International Jurisdiction") which would apply to the acquisition of the Pubco Shares;

(b) the undersigned is acquiring the Pubco Shares pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the undersigned is permitted to acquire the Pubco Shares under the applicable securities laws of the securities

regulators in the International Jurisdiction without the need to rely on any exemptions;

(c) the applicable securities laws of the authorities in the International Jurisdiction do not require Pubco to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Pubco Shares; and

(d) the acquisition of the Pubco Shares by the undersigned does not trigger:

(i) any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

(ii) any continuous disclosure reporting obligation of Pubco in the International Jurisdiction; and

the undersigned will, if requested by Pubco, deliver to Pubco a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in Sections 13(c) and 13(d) above to the satisfaction of Pubco, acting reasonably;

14. the undersigned (i) is able to fend for itself in connection with the acquisition of the Pubco Shares; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Pubco Shares; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

15. the undersigned is not aware of any advertisement of any of the Pubco Shares and is not acquiring the Pubco Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

16. no person has made to the undersigned any written or oral representations:

(a) that any person will resell or repurchase any of the Pubco Shares;

(b) that any person will refund the purchase price of any of the Pubco Shares;

(c) as to the future price or value of any of the Pubco Shares; or

(d) that any of the Pubco Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Pubco Shares on any stock exchange or automated dealer quotation system, except that currently

certain market makers make market in the common shares of Pubco on the OTC Bulletin Board;

17. none of the Pubco Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to the undersigned that any of the Pubco Shares will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of Pubco on the OTC Bulletin Board;

18. the undersigned is outside the United States when receiving and executing this Agreement and is acquiring the Pubco Shares as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Pubco Shares;

19. neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Pubco Shares;

20. the Pubco Shares are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States;

21. the undersigned acknowledges and agrees that Pubco shall refuse to register any transfer of Pubco Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act;

22. the undersigned understands and agrees that the Pubco Shares will bear the following legend:

> "THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").
>
> NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."

23. the address of the undersigned included herein is the sole address of the undersigned as of the date of this certificate.

IN WITNESS WHEREOF, I have executed this Certificate of Non-U.S. Shareholder.

____
Signature

Date:____________________, 2008

____
Print Name

____
Title (if applicable)

____
Address

____

SCHEDULE 2
TO THE SHARE EXCHANGE AGREEMENT
AMONG LAUD RESOURCES LTD., URALTRANSNEFT CO., LTD.AND THE SELLING SHAREHOLDERS AS SET OUT IN THE SHARE EXCHANGE AGREEMENT

CERTIFICATE OF NON-U.S. SHAREHOLDER

In connection with the issuance of common stock (the "Pubco Shares") of LAUD RESOURCES LTD., a Nevada corporation ("Pubco"), to the undersigned, pursuant to that certain Share Exchange Agreement dated ____________, 2008 (the "Agreement"), among Pubco, **URALTRANSNEFT CO., LTD.**, a Russia corporation ("Priveco") and the shareholders of Priveco as set out in the Agreement (each, a "Selling Shareholder"), the undersigned Selling Shareholder hereby agrees, acknowledges, represents and warrants that:

1. the undersigned is not a "U.S. Person" as such term is defined by Rule 902 of Regulation S under the United States Securities Act of 1933, as amended ("U.S. Securities Act") (the definition of which includes, but is not limited to, an individual resident in the U.S. and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the U.S.);

2. none of the Pubco Shares have been or will be registered under the U.S. Securities Act, or under any state securities or "blue sky" laws of any state of the United States, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act and in compliance with any applicable state and foreign securities laws;

3. the Selling Shareholder understands and agrees that offers and sales of any of the Pubco Shares prior to the expiration of a period of one year after the date of original issuance of the Pubco Shares (the one year period hereinafter referred to as the "Distribution Compliance Period") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the U.S. Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the U.S. Securities Act or an exemption therefrom and in each case only in accordance with applicable state and foreign securities laws;

4. the Selling Shareholder understands and agrees not to engage in any hedging transactions involving any of the Pubco Shares unless such transactions are in compliance with the provisions of the U.S. Securities Act and in each case only in accordance with applicable state and provincial securities laws;

5. the Selling Shareholder is acquiring the Pubco Shares for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Pubco Shares in the United States or to U.S. Persons;

6. the Selling Shareholder has not acquired the Pubco Shares as a result of, and will not itself engage in, any directed selling efforts (as defined in Regulation S under the U.S.

Securities Act) in the United States in respect of the Pubco Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Pubco Shares; provided, however, that the Selling Shareholder may sell or otherwise dispose of the Pubco Shares pursuant to registration thereof under the U.S. Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

7. the statutory and regulatory basis for the exemption claimed for the sale of the Pubco Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act or any applicable state and provincial securities laws;

8. Pubco has not undertaken, and will have no obligation, to register any of the Pubco Shares under the U.S. Securities Act;

9. Pubco is entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of the Selling Shareholder contained in the Agreement and this Certificate, and the Selling Shareholder will hold harmless Pubco from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by the Selling Shareholder not being true and correct;

10. the undersigned has been advised to consult their own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Pubco Shares and, with respect to applicable resale restrictions, is solely responsible (and Pubco is not in any way responsible) for compliance with applicable resale restrictions;

11. the undersigned and the undersigned's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from Pubco in connection with the acquisition of the Pubco Shares under the Agreement, and to obtain additional information, to the extent possessed or obtainable by Pubco without unreasonable effort or expense;

12. the books and records of Pubco were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the undersigned during reasonable business hours at its principal place of business and that all documents, records and books in connection with the acquisition of the Pubco Shares under the Agreement have been made available for inspection by the undersigned, the undersigned's attorney and/or advisor(s);

13. the undersigned:

   (a) is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the undersigned is resident (the "International Jurisdiction") which would apply to the acquisition of the Pubco Shares;

   (b) the undersigned is acquiring the Pubco Shares pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the undersigned is permitted to acquire the Pubco Shares under the applicable securities laws of the securities

regulators in the International Jurisdiction without the need to rely on any exemptions;

(c) the applicable securities laws of the authorities in the International Jurisdiction do not require Pubco to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Pubco Shares; and

(d) the acquisition of the Pubco Shares by the undersigned does not trigger:

(i) any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

(ii) any continuous disclosure reporting obligation of Pubco in the International Jurisdiction; and

the undersigned will, if requested by Pubco, deliver to Pubco a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in Sections 13(c) and 13(d) above to the satisfaction of Pubco, acting reasonably;

14. the undersigned (i) is able to fend for itself in connection with the acquisition of the Pubco Shares; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Pubco Shares; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

15. the undersigned is not aware of any advertisement of any of the Pubco Shares and is not acquiring the Pubco Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

16. no person has made to the undersigned any written or oral representations:

(a) that any person will resell or repurchase any of the Pubco Shares;

(b) that any person will refund the purchase price of any of the Pubco Shares;

(c) as to the future price or value of any of the Pubco Shares; or

(d) that any of the Pubco Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Pubco Shares on any stock exchange or automated dealer quotation system, except that currently

certain market makers make market in the common shares of Pubco on the OTC Bulletin Board;

17. none of the Pubco Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to the undersigned that any of the Pubco Shares will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of Pubco on the OTC Bulletin Board;

18. the undersigned is outside the United States when receiving and executing this Agreement and is acquiring the Pubco Shares as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Pubco Shares;

19. neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Pubco Shares;

20. the Pubco Shares are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States;

21. the undersigned acknowledges and agrees that Pubco shall refuse to register any transfer of Pubco Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act;

22. the undersigned understands and agrees that the Pubco Shares will bear the following legend:

> "THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").
>
> NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."

23. the address of the undersigned included herein is the sole address of the undersigned as of the date of this certificate.

IN WITNESS WHEREOF, I have executed this Certificate of Non-U.S. Shareholder.

Signature

Date: 05 April, 2008

YURIY KRYLOV
Print Name

DIRECTOR
Title (if applicable)

113 Ostrovskogo Street

Perm, Russia 614002

SCHEDULE 2

TO THE SHARE EXCHANGE AGREEMENT
AMONG LAUD RESOURCES LTD., URALTRANSNEFT CO., LTD.AND THE SELLING SHAREHOLDERS AS SET OUT IN THE SHARE EXCHANGE AGREEMENT

CERTIFICATE OF NON-U.S. SHAREHOLDER

In connection with the issuance of common stock (the "Pubco Shares") of LAUD RESOURCES LTD., a Nevada corporation ("Pubco"), to the undersigned, pursuant to that certain Share Exchange Agreement dated ____________, 2008 (the "Agreement"), among Pubco, **URALTRANSNEFT CO., LTD.**, a Russia corporation ("Priveco") and the shareholders of Priveco as set out in the Agreement (each, a "Selling Shareholder"), the undersigned Selling Shareholder hereby agrees, acknowledges, represents and warrants that:

1. the undersigned is not a "U.S. Person" as such term is defined by Rule 902 of Regulation S under the United States Securities Act of 1933, as amended ("U.S. Securities Act") (the definition of which includes, but is not limited to, an individual resident in the U.S. and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the U.S.);

2. none of the Pubco Shares have been or will be registered under the U.S. Securities Act, or under any state securities or "blue sky" laws of any state of the United States, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act and in compliance with any applicable state and foreign securities laws;

3. the Selling Shareholder understands and agrees that offers and sales of any of the Pubco Shares prior to the expiration of a period of one year after the date of original issuance of the Pubco Shares (the one year period hereinafter referred to as the "Distribution Compliance Period") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the U.S. Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the U.S. Securities Act or an exemption therefrom and in each case only in accordance with applicable state and foreign securities laws;

4. the Selling Shareholder understands and agrees not to engage in any hedging transactions involving any of the Pubco Shares unless such transactions are in compliance with the provisions of the U.S. Securities Act and in each case only in accordance with applicable state and provincial securities laws;

5. the Selling Shareholder is acquiring the Pubco Shares for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Pubco Shares in the United States or to U.S. Persons;

6. the Selling Shareholder has not acquired the Pubco Shares as a result of, and will not itself engage in, any directed selling efforts (as defined in Regulation S under the U.S. Securities Act) in the United States in respect of the Pubco Shares which would include any

activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Pubco Shares; provided, however, that the Selling Shareholder may sell or otherwise dispose of the Pubco Shares pursuant to registration thereof under the U.S. Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

7. the statutory and regulatory basis for the exemption claimed for the sale of the Pubco Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act or any applicable state and provincial securities laws;

8. Pubco has not undertaken, and will have no obligation, to register any of the Pubco Shares under the U.S. Securities Act;

9. Pubco is entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of the Selling Shareholder contained in the Agreement and this Certificate, and the Selling Shareholder will hold harmless Pubco from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by the Selling Shareholder not being true and correct;

10. the undersigned has been advised to consult their own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Pubco Shares and, with respect to applicable resale restrictions, is solely responsible (and Pubco is not in any way responsible) for compliance with applicable resale restrictions;

11. the undersigned and the undersigned's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from Pubco in connection with the acquisition of the Pubco Shares under the Agreement, and to obtain additional information, to the extent possessed or obtainable by Pubco without unreasonable effort or expense;

12. the books and records of Pubco were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the undersigned during reasonable business hours at its principal place of business and that all documents, records and books in connection with the acquisition of the Pubco Shares under the Agreement have been made available for inspection by the undersigned, the undersigned's attorney and/or advisor(s);

13. the undersigned:

(a) is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the undersigned is resident (the "International Jurisdiction") which would apply to the acquisition of the Pubco Shares;

(b) the undersigned is acquiring the Pubco Shares pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the undersigned is permitted to acquire the Pubco Shares under the applicable securities laws of the securities

regulators in the International Jurisdiction without the need to rely on any exemptions;

(c) the applicable securities laws of the authorities in the International Jurisdiction do not require Pubco to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Pubco Shares; and

(d) the acquisition of the Pubco Shares by the undersigned does not trigger:

(i) any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

(ii) any continuous disclosure reporting obligation of Pubco in the International Jurisdiction; and

the undersigned will, if requested by Pubco, deliver to Pubco a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in Sections 13(c) and 13(d) above to the satisfaction of Pubco, acting reasonably;

14. the undersigned (i) is able to fend for itself in connection with the acquisition of the Pubco Shares; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Pubco Shares; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

15. the undersigned is not aware of any advertisement of any of the Pubco Shares and is not acquiring the Pubco Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

16. no person has made to the undersigned any written or oral representations:

(a) that any person will resell or repurchase any of the Pubco Shares;

(b) that any person will refund the purchase price of any of the Pubco Shares;

(c) as to the future price or value of any of the Pubco Shares; or

(d) that any of the Pubco Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Pubco Shares on any stock exchange or automated dealer quotation system, except that currently

certain market makers make market in the common shares of Pubco on the OTC Bulletin Board;

17. none of the Pubco Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to the undersigned that any of the Pubco Shares will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of Pubco on the OTC Bulletin Board;

18. the undersigned is outside the United States when receiving and executing this Agreement and is acquiring the Pubco Shares as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Pubco Shares;

19. neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Pubco Shares;

20. the Pubco Shares are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States;

21. the undersigned acknowledges and agrees that Pubco shall refuse to register any transfer of Pubco Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act;

22. the undersigned understands and agrees that the Pubco Shares will bear the following legend:

> "THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").
>
> NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."

23. the address of the undersigned included herein is the sole address of the undersigned as of the date of this certificate.

IN WITNESS WHEREOF, I have executed this Certificate of Non-U.S. Shareholder.

Signature Date: 25 April, 2008

VALERIY VOLEGOV
Print Name

DIRECTOR
Title (if applicable)

113 Ostrovskogo Street

Perm, Russia 614002

SCHEDULE 2
TO THE SHARE EXCHANGE AGREEMENT
AMONG LAUD RESOURCES LTD., URALTRANSNEFT CO., LTD.AND THE SELLING SHAREHOLDERS AS SET OUT IN THE SHARE EXCHANGE AGREEMENT

CERTIFICATE OF NON-U.S. SHAREHOLDER

In connection with the issuance of common stock (the "Pubco Shares") of LAUD RESOURCES LTD., a Nevada corporation ("Pubco"), to the undersigned, pursuant to that certain Share Exchange Agreement dated ____________, 2008 (the "Agreement"), among Pubco, **URALTRANSNEFT CO., LTD.**, a Russia corporation ("Priveco") and the shareholders of Priveco as set out in the Agreement (each, a "Selling Shareholder"), the undersigned Selling Shareholder hereby agrees, acknowledges, represents and warrants that:

1. the undersigned is not a "U.S. Person" as such term is defined by Rule 902 of Regulation S under the United States Securities Act of 1933, as amended ("U.S. Securities Act") (the definition of which includes, but is not limited to, an individual resident in the U.S. and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the U.S.);

2. none of the Pubco Shares have been or will be registered under the U.S. Securities Act, or under any state securities or "blue sky" laws of any state of the United States, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act and in compliance with any applicable state and foreign securities laws;

3. the Selling Shareholder understands and agrees that offers and sales of any of the Pubco Shares prior to the expiration of a period of one year after the date of original issuance of the Pubco Shares (the one year period hereinafter referred to as the "Distribution Compliance Period") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the U.S. Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the U.S. Securities Act or an exemption therefrom and in each case only in accordance with applicable state and foreign securities laws;

4. the Selling Shareholder understands and agrees not to engage in any hedging transactions involving any of the Pubco Shares unless such transactions are in compliance with the provisions of the U.S. Securities Act and in each case only in accordance with applicable state and provincial securities laws;

5. the Selling Shareholder is acquiring the Pubco Shares for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Pubco Shares in the United States or to U.S. Persons;

6. the Selling Shareholder has not acquired the Pubco Shares as a result of, and will not itself engage in, any directed selling efforts (as defined in Regulation S under the U.S. Securities Act) in the United States in respect of the Pubco Shares which would include any

activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Pubco Shares; provided, however, that the Selling Shareholder may sell or otherwise dispose of the Pubco Shares pursuant to registration thereof under the U.S. Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

7. the statutory and regulatory basis for the exemption claimed for the sale of the Pubco Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act or any applicable state and provincial securities laws;

8. Pubco has not undertaken, and will have no obligation, to register any of the Pubco Shares under the U.S. Securities Act;

9. Pubco is entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of the Selling Shareholder contained in the Agreement and this Certificate, and the Selling Shareholder will hold harmless Pubco from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by the Selling Shareholder not being true and correct;

10. the undersigned has been advised to consult their own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Pubco Shares and, with respect to applicable resale restrictions, is solely responsible (and Pubco is not in any way responsible) for compliance with applicable resale restrictions;

11. the undersigned and the undersigned's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from Pubco in connection with the acquisition of the Pubco Shares under the Agreement, and to obtain additional information, to the extent possessed or obtainable by Pubco without unreasonable effort or expense;

12. the books and records of Pubco were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the undersigned during reasonable business hours at its principal place of business and that all documents, records and books in connection with the acquisition of the Pubco Shares under the Agreement have been made available for inspection by the undersigned, the undersigned's attorney and/or advisor(s);

13. the undersigned:

(a) is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the undersigned is resident (the "International Jurisdiction") which would apply to the acquisition of the Pubco Shares;

(b) the undersigned is acquiring the Pubco Shares pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the undersigned is permitted to acquire the Pubco Shares under the applicable securities laws of the securities

regulators in the International Jurisdiction without the need to rely on any exemptions;

(c) the applicable securities laws of the authorities in the International Jurisdiction do not require Pubco to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Pubco Shares; and

(d) the acquisition of the Pubco Shares by the undersigned does not trigger:

(i) any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

(ii) any continuous disclosure reporting obligation of Pubco in the International Jurisdiction; and

the undersigned will, if requested by Pubco, deliver to Pubco a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in Sections 13(c) and 13(d) above to the satisfaction of Pubco, acting reasonably;

14. the undersigned (i) is able to fend for itself in connection with the acquisition of the Pubco Shares; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Pubco Shares; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

15. the undersigned is not aware of any advertisement of any of the Pubco Shares and is not acquiring the Pubco Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

16. no person has made to the undersigned any written or oral representations:

(a) that any person will resell or repurchase any of the Pubco Shares;

(b) that any person will refund the purchase price of any of the Pubco Shares;

(c) as to the future price or value of any of the Pubco Shares; or

(d) that any of the Pubco Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Pubco Shares on any stock exchange or automated dealer quotation system, except that currently

certain market makers make market in the common shares of Pubco on the OTC Bulletin Board;

17. none of the Pubco Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to the undersigned that any of the Pubco Shares will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of Pubco on the OTC Bulletin Board;

18. the undersigned is outside the United States when receiving and executing this Agreement and is acquiring the Pubco Shares as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Pubco Shares;

19. neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Pubco Shares;

20. the Pubco Shares are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States;

21. the undersigned acknowledges and agrees that Pubco shall refuse to register any transfer of Pubco Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act;

22. the undersigned understands and agrees that the Pubco Shares will bear the following legend:

> "THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").
>
> NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."

23. the address of the undersigned included herein is the sole address of the undersigned as of the date of this certificate.

IN WITNESS WHEREOF, I have executed this Certificate of Non-U.S. Shareholder.

[signature]
Signature

Date: 05 april, 2008

IGOR ALXEEVICH KUZNETSOV
Print Name

PRESIDENT
Title (if applicable)

113 Ostrovskogo Street

SCHEDULE 3

TO THE SHARE EXCHANGE AGREEMENT
AMONG LAUD RESOURCES LTD., URALTRANSNEFT CO., LTD.AND THE SELLING SHAREHOLDERS AS SET OUT IN THE SHARE EXCHANGE AGREEMENT

NATIONAL INSTRUMENT 45-106 INVESTOR QUESTIONNAIRE

The purpose of this Questionnaire is to assure Pubco that the Selling Shareholders will meet certain requirements for the registration and prospectus exemptions provided for under National Instrument 45-106 ("NI 45-106"), as adopted by the Ontario Securities Commission in respect to the issuance of the Pubco Shares pursuant to the Transaction. Pubco will rely on the information contained in this Questionnaire for the purposes of such determination.

The undersigned Selling Shareholder covenants, represents and warrants to Pubco that:

1. the Selling Shareholder is (check one or more of the following boxes):
   (a) a director, executive officer, employee or control person of Pubco or an affiliate of Pubco ☐
   (b) a spouse, parent, grandparent, brother, sister or child of a director, executive officer or control person of Pubco or an affiliate of Pubco ☐
   (c) a parent, grandparent, brother, sister or child of the spouse of a director, executive officer or control person of Pubco or an affiliate of Pubco ☐
   (d) a close personal friend of a director, executive officer or control person of Pubco or an affiliate of Pubco ☐
   (e) a close business associate of a director, executive officer or control person of Pubco or an affiliate of Pubco ☐
   (f) a founder of Pubco or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of Pubco ☐
   (g) a parent, grandparent, brother, sister or child of the spouse of a founder of Pubco ☐
   (h) a company, partnership or other entity which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies as described in paragraphs (a) to (g) above ☐
   (i) purchasing the Pubco Shares as principal with an aggregate value of more than CDN$150,000 ☐
   (j) an accredited investor ☒

2. if the Selling Shareholder has checked one or more of boxes b, c, d, e, f, g or h in section 1 above, the director(s), executive officer(s), control person(s) or founder(s) of Pubco with whom the Selling Shareholder has the relationship is:

____

____

____

(Instructions to Selling Shareholder: fill in the name of each director, executive officer, founder and control person which you have the above-mentioned relationship with. If you have checked box h, also indicate which of a to g describes the securityholders or directors which qualify you as box h and provide the names of those individuals. Please attach a separate page if necessary).

3. If the Subscriber has ticked box j in section 1 above, the Selling Shareholder acknowledges and agrees that Pubco shall not consider the Selling Shareholder's request for Pubco Shares for acceptance unless the undersigned provides to Pubco:

(i) the information required in sections 4 and 5; and

(ii) such other supporting documentation that Pubco or its legal counsel may request to establish the Selling Shareholder's qualification as an Accredited Investor;

4. the Selling Shareholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Transaction and the Selling Shareholder is able to bear the economic risk of loss arising from such Transaction;

5. the Selling Shareholder satisfies one or more of the categories of "accredited investor" (as that term is defined in NI 45-106) indicated below (please check the appropriate box):

X an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets (as defined in NI 45-106) having an aggregate realizable value that, before taxes, but net of any related liabilities, exceeds CDN$1,000,000;

☐ an individual whose net income before taxes exceeded CDN$200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded CDN$300,000 in each of those years and who, in either

case, reasonably expects to exceed that net income level in the current calendar year;

- ☐ an individual who, either alone or with a spouse, has net assets of at least CDN$5,000,000;
- ☐ an entity, other than an individual or investment fund, that has net assets of at least CDN$5,000,000 as shown on its most recently prepared financial statements;
- ☐ an entity registered under the securities legislation of a jurisdiction of Canada as an advisor or dealer, other than a person registered solely as a limited market dealer under one or both of the *Securities Act* (Ontario) or the *Securities Act* (Newfoundland and Labrador), or any entity organized in a foreign jurisdiction that is analogous to any such person or entity; or
- ☐ an entity in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons or companies that are accredited investors.

The Selling Shareholder acknowledges and agrees that the Selling Shareholder may be required by Pubco to provide such additional documentation as may be reasonably required by Pubco and its legal counsel in determining the Selling Shareholder's eligibility to acquire the Pubco Shares under relevant securities legislation.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ____ day of ______, 2008.

[signature] Date: 25 april 2008

2008
Signature

IGOR ALXEEVICH KUZNETSOV
Print Name

PRESIDENT
Title (if applicable)

113 Ostrovskogo Street

Perm, Russia 614002

SCHEDULE 3
TO THE SHARE EXCHANGE AGREEMENT
AMONG LAUD RESOURCES LTD., URALTRANSNEFT CO., LTD.AND THE SELLING SHAREHOLDERS AS SET OUT IN THE SHARE EXCHANGE AGREEMENT

NATIONAL INSTRUMENT 45-106 INVESTOR QUESTIONNAIRE

The purpose of this Questionnaire is to assure Pubco that the Selling Shareholders will meet certain requirements for the registration and prospectus exemptions provided for under National Instrument 45-106 ("NI 45-106"), as adopted by the Ontario Securities Commission in respect to the issuance of the Pubco Shares pursuant to the Transaction. Pubco will rely on the information contained in this Questionnaire for the purposes of such determination.

The undersigned Selling Shareholder covenants, represents and warrants to Pubco that:

1. the Selling Shareholder is (check one or more of the following boxes):

(a)	a director, executive officer, employee or control person of Pubco or an affiliate of Pubco	☐
(b)	a spouse, parent, grandparent, brother, sister or child of a director, executive officer or control person of Pubco or an affiliate of Pubco	☐
(c)	a parent, grandparent, brother, sister or child of the spouse of a director, executive officer or control person of Pubco or an affiliate of Pubco	☐
(d)	a close personal friend of a director, executive officer or control person of Pubco or an affiliate of Pubco	☐
(e)	a close business associate of a director, executive officer or control person of Pubco or an affiliate of Pubco	☐
(f)	a founder of Pubco or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of Pubco	☐
(g)	a parent, grandparent, brother, sister or child of the spouse of a founder of Pubco	☐
(h)	a company, partnership or other entity which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies as described in paragraphs (a) to (g) above	☐
(i)	purchasing the Pubco Shares as principal with an aggregate value of more than CDN$150,000	☐
(j)	an accredited investor	☒

2. if the Selling Shareholder has checked one or more of boxes b, c, d, e, f, g or h in section 1 above, the director(s), executive officer(s), control person(s) or founder(s) of Pubco with whom the Selling Shareholder has the relationship is:

____

____

____

(Instructions to Selling Shareholder: fill in the name of each director, executive officer, founder and control person which you have the above-mentioned relationship with. If you have checked box h, also indicate which of a to g describes the securityholders or directors which qualify you as box h and provide the names of those individuals. Please attach a separate page if necessary).

3. If the Subscriber has ticked box j in section 1 above, the Selling Shareholder acknowledges and agrees that Pubco shall not consider the Selling Shareholder's request for Pubco Shares for acceptance unless the undersigned provides to Pubco:

   (i) the information required in sections 4 and 5; and

   (ii) such other supporting documentation that Pubco or its legal counsel may request to establish the Selling Shareholder's qualification as an Accredited Investor;

4. the Selling Shareholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Transaction and the Selling Shareholder is able to bear the economic risk of loss arising from such Transaction;

5. the Selling Shareholder satisfies one or more of the categories of "accredited investor" (as that term is defined in NI 45-106) indicated below (please check the appropriate box):

   X an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets (as defined in NI 45-106) having an aggregate realizable value that, before taxes, but net of any related liabilities, exceeds CDN$1,000,000;

   ☐ an individual whose net income before taxes exceeded CDN$200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded CDN$300,000 in each of those years and who, in either

case, reasonably expects to exceed that net income level in the current calendar year;

- ☐ an individual who, either alone or with a spouse, has net assets of at least CDN$5,000,000;
- ☐ an entity, other than an individual or investment fund, that has net assets of at least CDN$5,000,000 as shown on its most recently prepared financial statements;
- ☐ an entity registered under the securities legislation of a jurisdiction of Canada as an advisor or dealer, other than a person registered solely as a limited market dealer under one or both of the *Securities Act* (Ontario) or the *Securities Act* (Newfoundland and Labrador), or any entity organized in a foreign jurisdiction that is analogous to any such person or entity; or
- ☐ an entity in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons or companies that are accredited investors.

The Selling Shareholder acknowledges and agrees that the Selling Shareholder may be required by Pubco to provide such additional documentation as may be reasonably required by Pubco and its legal counsel in determining the Selling Shareholder's eligibility to acquire the Pubco Shares under relevant securities legislation.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ____ day of ________, 2008.

[signature] Date: 26 April, 2008

2008
Signature

YURIY KRYLOV
Print Name

DIRECTOR
Title (if applicable)

113 Ostrovskogo Street

Perm, Russia 614002

SCHEDULE 3

TO THE SHARE EXCHANGE AGREEMENT
AMONG LAUD RESOURCES LTD., URALTRANSNEFT CO., LTD.AND THE SELLING SHAREHOLDERS AS SET OUT IN THE SHARE EXCHANGE AGREEMENT

NATIONAL INSTRUMENT 45-106 INVESTOR QUESTIONNAIRE

The purpose of this Questionnaire is to assure Pubco that the Selling Shareholders will meet certain requirements for the registration and prospectus exemptions provided for under National Instrument 45-106 ("NI 45-106"), as adopted by the Ontario Securities Commission in respect to the issuance of the Pubco Shares pursuant to the Transaction. Pubco will rely on the information contained in this Questionnaire for the purposes of such determination.

The undersigned Selling Shareholder covenants, represents and warrants to Pubco that:

1. the Selling Shareholder is (check one or more of the following boxes):
   - (a) a director, executive officer, employee or control person of Pubco or an affiliate of Pubco ☐
   - (b) a spouse, parent, grandparent, brother, sister or child of a director, executive officer or control person of Pubco or an affiliate of Pubco ☐
   - (c) a parent, grandparent, brother, sister or child of the spouse of a director, executive officer or control person of Pubco or an affiliate of Pubco ☐
   - (d) a close personal friend of a director, executive officer or control person of Pubco or an affiliate of Pubco ☐
   - (e) a close business associate of a director, executive officer or control person of Pubco or an affiliate of Pubco ☐
   - (f) a founder of Pubco or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of Pubco ☐
   - (g) a parent, grandparent, brother, sister or child of the spouse of a founder of Pubco ☐
   - (h) a company, partnership or other entity which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies as described in paragraphs (a) to (g) above ☐
   - (i) purchasing the Pubco Shares as principal with an aggregate value of more than CDN$150,000 ☐
   - (j) an accredited investor ☒

2. if the Selling Shareholder has checked one or more of boxes b, c, d, e, f, g or h in section 1 above, the director(s), executive officer(s), control person(s) or founder(s) of Pubco with whom the Selling Shareholder has the relationship is:

____

____

____

(Instructions to Selling Shareholder: fill in the name of each director, executive officer, founder and control person which you have the above-mentioned relationship with. If you have checked box h, also indicate which of a to g describes the securityholders or directors which qualify you as box h and provide the names of those individuals. Please attach a separate page if necessary).

3. If the Subscriber has ticked box j in section 1 above, the Selling Shareholder acknowledges and agrees that Pubco shall not consider the Selling Shareholder's request for Pubco Shares for acceptance unless the undersigned provides to Pubco:

   (i) the information required in sections 4 and 5; and

   (ii) such other supporting documentation that Pubco or its legal counsel may request to establish the Selling Shareholder's qualification as an Accredited Investor;

4. the Selling Shareholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Transaction and the Selling Shareholder is able to bear the economic risk of loss arising from such Transaction;

5. the Selling Shareholder satisfies one or more of the categories of "accredited investor" (as that term is defined in NI 45-106) indicated below (please check the appropriate box):

   X an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets (as defined in NI 45-106) having an aggregate realizable value that, before taxes, but net of any related liabilities, exceeds CDN$1,000,000;

   ☐ an individual whose net income before taxes exceeded CDN$200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded CDN$300,000 in each of those years and who, in either

case, reasonably expects to exceed that net income level in the current calendar year;

☐ an individual who, either alone or with a spouse, has net assets of at least CDN$5,000,000;

☐ an entity, other than an individual or investment fund, that has net assets of at least CDN$5,000,000 as shown on its most recently prepared financial statements;

☐ an entity registered under the securities legislation of a jurisdiction of Canada as an advisor or dealer, other than a person registered solely as a limited market dealer under one or both of the *Securities Act* (Ontario) or the *Securities Act* (Newfoundland and Labrador), or any entity organized in a foreign jurisdiction that is analogous to any such person or entity; or

☐ an entity in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons or companies that are accredited investors.

The Selling Shareholder acknowledges and agrees that the Selling Shareholder may be required by Pubco to provide such additional documentation as may be reasonably required by Pubco and its legal counsel in determining the Selling Shareholder's eligibility to acquire the Pubco Shares under relevant securities legislation.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ____ day of _______, 2008.

______________________ Date: 25 April

2008

Signature

VALERIY VOLEGOV

Print Name

DIRECTOR

Title (if applicable)

113 Ostrovskogo Street

Perm, Russia 614002

SCHEDULE 3

TO THE SHARE EXCHANGE AGREEMENT
AMONG LAUD RESOURCES LTD., URALTRANSNEFT CO., LTD.AND THE SELLING SHAREHOLDERS AS SET OUT IN THE SHARE EXCHANGE AGREEMENT

NATIONAL INSTRUMENT 45-106 INVESTOR QUESTIONNAIRE

The purpose of this Questionnaire is to assure Pubco that the Selling Shareholders will meet certain requirements for the registration and prospectus exemptions provided for under National Instrument 45-106 ("NI 45-106"), as adopted by the Ontario Securities Commission in respect to the issuance of the Pubco Shares pursuant to the Transaction. Pubco will rely on the information contained in this Questionnaire for the purposes of such determination.

The undersigned Selling Shareholder covenants, represents and warrants to Pubco that:

1. the Selling Shareholder is (check one or more of the following boxes):

   (a) a director, executive officer, employee or control person of Pubco or an affiliate of Pubco ☐

   (b) a spouse, parent, grandparent, brother, sister or child of a director, executive officer or control person of Pubco or an affiliate of Pubco ☐

   (c) a parent, grandparent, brother, sister or child of the spouse of a director, executive officer or control person of Pubco or an affiliate of Pubco ☐

   (d) a close personal friend of a director, executive officer or control person of Pubco or an affiliate of Pubco ☐

   (e) a close business associate of a director, executive officer or control person of Pubco or an affiliate of Pubco ☐

   (f) a founder of Pubco or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of Pubco ☐

   (g) a parent, grandparent, brother, sister or child of the spouse of a founder of Pubco ☐

   (h) a company, partnership or other entity which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies as described in paragraphs (a) to (g) above ☐

   (i) purchasing the Pubco Shares as principal with an aggregate value of more than CDN$150,000 ☐

   (j) an accredited investor ☐

2. if the Selling Shareholder has checked one or more of boxes b, c, d, e, f, g or h in section 1 above, the director(s), executive officer(s), control person(s) or founder(s) of Pubco with whom the Selling Shareholder has the relationship is:

____

____

____

(Instructions to Selling Shareholder: fill in the name of each director, executive officer, founder and control person which you have the above-mentioned relationship with. If you have checked box h, also indicate which of a to g describes the securityholders or directors which qualify you as box h and provide the names of those individuals. Please attach a separate page if necessary).

3. If the Subscriber has ticked box j in section 1 above, the Selling Shareholder acknowledges and agrees that Pubco shall not consider the Selling Shareholder's request for Pubco Shares for acceptance unless the undersigned provides to Pubco:

   (i) the information required in sections 4 and 5; and

   (ii) such other supporting documentation that Pubco or its legal counsel may request to establish the Selling Shareholder's qualification as an Accredited Investor;

4. the Selling Shareholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Transaction and the Selling Shareholder is able to bear the economic risk of loss arising from such Transaction;

5. the Selling Shareholder satisfies one or more of the categories of "accredited investor" (as that term is defined in NI 45-106) indicated below (please check the appropriate box):

   ☐ an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets (as defined in NI 45-106) having an aggregate realizable value that, before taxes, but net of any related liabilities, exceeds CDN$1,000,000;

   ☐ an individual whose net income before taxes exceeded CDN$200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded CDN$300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

☐ an individual who, either alone or with a spouse, has net assets of at least CDN$5,000,000;

☐ an entity, other than an individual or investment fund, that has net assets of at least CDN$5,000,000 as shown on its most recently prepared financial statements;

☐ an entity registered under the securities legislation of a jurisdiction of Canada as an advisor or dealer, other than a person registered solely as a limited market dealer under one or both of the *Securities Act* (Ontario) or the *Securities Act* (Newfoundland and Labrador), or any entity organized in a foreign jurisdiction that is analogous to any such person or entity; or

☐ an entity in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons or companies that are accredited investors.

The Selling Shareholder acknowledges and agrees that the Selling Shareholder may be required by Pubco to provide such additional documentation as may be reasonably required by Pubco and its legal counsel in determining the Selling Shareholder's eligibility to acquire the Pubco Shares under relevant securities legislation.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ____ day of __________, 2008.

______________________________ Date:____________________, 2008
Signature

____
Print Name

____
Title (if applicable)

____
Address

____

SCHEDULE 4
TO THE SHARE EXCHANGE AGREEMENT
AMONG LAUD RESOURCES LTD., URALTRANSNEFT CO., LTD.AND THE SELLING SHAREHOLDERS AS SET OUT IN THE SHARE EXCHANGE AGREEMENT

DIRECTORS AND OFFICERS OF PRIVECO

Directors:
Igor Alexeevich Kuznetsov
Valeriy Volegov
Yuriy Krylov

Officers:
Igor Alexeevich Kuznetsov – President, Chief Executive Officer

Valeriy Volegov – Director

Yuriy Krylov - Director

Olga Igorevna Volegova – Chief Accounting Officer

SCHEDULE 5
TO THE SHARE EXCHANGE AGREEMENT
AMONG LAUD RESOURCES LTD., URALTRANSNEFT CO., LTD.AND THE SELLING SHAREHOLDERS AS SET OUT IN THE SHARE EXCHANGE AGREEMENT

DIRECTORS AND OFFICERS OF PUBCO

Directors:
Jordan Shapiro
Gary Chayko

Officers:

Name	**Office**
Gary Chayko	Director, President, Chief Executive Officer
Jordan Shapiro	Chief Financial Officer, Principal Accounting Officer, Secretary, Treasurer.

SCHEDULE 6

ATTACHMENT 6 TO THE SHARE EXCHANGE AGREEMENT BETWEEN LAUD RESOURCES LTD., URALTRANSNEFT CO., LTD.AND SELLING SHAREHOLDERS, IN ACCORDANCE WITH THE SHARE EXCHANGE AGREEMENT

PRIVECO LEASES, SUBLEASES, CLAIMS, CAPITAL EXPENDITURES, TAXES AND OTHER PROPERTY INTERESTS

URAL TRANSNEFT

Description	Cost, as of 01.01.2008		Notes
	Rubles	$USD	
Stockholder equity	10 000	416	
Oil extraction licence	19 500 000	812,500	For 20 years (August 2026)
Planning and geological documentation	5 000 000	208,333	
Provision of the necessary facilities to the oilfield	10 000 000	416,666	
Building permit for the 1st and 2nd level construction operations	180 000	7,500	
Oil storage depot in the city of Kungur			
Land lot No.1 (14 346 m2)	9 700 000	404,166	Owned
Land lot No.2 (14 000 m2)	4 100 000	170,833	Owned
Depot project	4 500 000	187,500	
Project appraisal	100 000	4,166	
Elevated railway with bottom unloading device			Under construction
- equipment	40 000	1,666	
- materials	2 100 000	87,500	
Storage plant			Under construction
- tanks 6 pcs at 200 m3	9 000 000	375,000	Under construction 2005 г.б.
- materials	3 035 000	126,458	Under construction 2005 г.б.
Pipe lines			Under construction
- equipment	450 000	18,750	
- materials	370 000	15,417	
Reinforced concrete fence 200 m	660 000	27,500	Under construction
Depot lightning protection	70 000	2,917	Under construction
Underground storage tanks			Under construction
receiving -55 m3	220 000	9,167	
drain - 16 m3	64 000	2,667	
emergency - 100 m3	400 000	16,667	
fire-fighting - 200 m3	800 000	33,333	
Lighting mast H 33 m2	315 000	13,125	Under construction
Access road to dead-end track (gravel, 150 m)	250 000	10,417	Under construction
Access road to fire reservoir (gravel, 250 m)	376 000	15,667	Under construction
Sentry house (molding)	180 000	7,500	
Railway weigh station	4 670 000	194,583	
Brick building (weigh station)	250 000	10,417	
Asphalt-paved lot 540 m2	537 000	22,375	
Oil well No. 117, Severo-Kurashimskoye oilfield	32 000 000	0 1,333,333	2008

Gas buster GS 1	110 000	4,583	manufactured in 2006
Tanks 2 pcs at 55 m3	440 000	18,333	manufactured in 2005
Well-control equipment AFK	250 000	10,417	manufactured in 2004
Valves 13 pcs.	175 000	7,292	manufactured in 2006
Torch equipment	1 500 000	62,500	manufactured in 2004
Vepr Generator 5 kW	24 500	1,021	manufactured in 2006
Vepr Generator 2,2 kW	19 000	792	manufactured in 2006
Oil dewaxing unit	1 500 000	62,500	manufactured in 2003
Trailer house for shift workers, fully equipped	350 000	14,583	manufactured in 2002
Dead-end track (215 rm)	9 000 000	375,000	Owned
Dead-end track lot (7 996 m2)	3 406 000	141,917	Owned
Motor vehicle VAZ 21101	257 000	10,708	2007
Motor vehicle VAZ 21101(2)	257 000	10,708	2007
Motor vehicle VAZ 21101(3)	257 000	10,708	2007
Motor vehicle Mitsubishi	1 600 000	66,667	2006
Motor vehicle UAZ 31519	2 500 000	104,167	2006
KAMAZ 53229 tank truck, all-terrain vehicle V 17 m2			2007
KAMAZ Truck (NEFAZ - 66062)			2007
Software	120 000	5,000	2006-2008
Office equipment	300 000	12,500	2006-2007
Other equipment			
Gasoline-powered saw STIHL MS 361			2007
Snow removal vehicle STG LUXE			2007
Monoblock pumps HONDA 4 pcs.	80 000	3,333	2007
Auxiliary equipment and materials for motor vehicles	93 000	3,875	
Protective clothing	220 000	9,167	
Total:	**131 335 500**	**5,472,312**	

(Transferred to Agro Service Trans)

Description	**Cost, as of 01.01.2008**		**Note**
Tank truck NEFAZ-66052-11-17	2 100 000	87,500	2007
Total:	**2 110 000**	**87,917**	

(Ural Resource)

Description	**Cost, as of 01.01.2008**		**Note**
Two-storey brick building (413,4 m2)	4 216 680,00	175,695	Owned
Production shop (560,4 m2) "sandwich" panels	3 082 200	128,425	Owned
Land lot (6 384 m2)	945 000	39,375	Lease (in the process of transfer to ownership; the documents are in the Registrar's Office)

Materials	47 000	1,958	
Transformer station 400 kW	779 200	32,467	400 Квт
Power line 60 m	45 000	1,875	Under construction, start-up in 2008
Asphalt-paved road with a lot 820 m2	720 000	30,000	Under construction, start-up in 2008
Drainage system 60 м	120 000	5,000	Under construction, start-up in 2008
Underground fire-fighting tanks - 4 pcs. at 50 m3	800 000	33,333	Under construction, start-up in 2008
Boiler plant			Under construction, start-up in 2008
pumphouse	300 000	12,500	
gas-fired boilers 2 pcs.	1 200 000	50,000	
Total:	**12 265 080,00**	**511,045**	

(Korsak)

Description	**Cost, as of 01.01.2008**		**Note**
Stockholder equity	10 000	417	
Nonresidential premise in a 5-storey residential brick house - office (266,5 m2)	23 985 000	999,375	Owned
Office furniture	700 000	29,167	Owned
Equipment	1 200 000	50,000	Owned
video surveillance			
fire alarm system			
server, SCS			
ministation exchange			
Total:	**25 895 000**	**1,078,958**	

(Agro Service Trans)

Description	**Cost, as of 01.01.2008**		**Note**
Stockholder equity	10 000	417	
Motor vehicles:			
Motor vehicle KAMAZ 54115 (haulage truck)	850 000	35,417	2003
Tractor-loader K-701	2 000 000	83,333	1989, overhaul repair 2007
Haulage truck RENAULT MAGNUM	2 500 000	104,167	2003
Semitrailer - tank - 16 m3	400 000	16,667	1998, overhaul repair 2006
Semitrailer - tank HENDRICKS - GOCH 9326 - 30 m3	1 200 000	50,000	1992, overhaul repair 2007

Protective clothing	12 403	517	
Materials	450 000	18,750	
Total:	**7 422 403**	**309,267**	

URALTRANSNEFT CO., LTD.

Signature:______________________________

Authorized representative
Name: Igor Alexeevich Kuznetsov
Title: Director, President, Chief Executive Officer

	Автомобиль КамАЗ 54115 (тягач)	850 000	2003 г.
	Трактор - погрузчик К - 701	2 000 000	1989 г., кап ремонт 2007 г.
	Тягач РЕНО МАГНУМ	2 500 000	2003 г.
	Полуприцеп - цистерна - 16 м3	400 000	1998 г., кап ремонт 2006 г.
	Полуприцеп - цистерна HENDRICKS - GOCH 9326 - 30 м3	1 200 000	1992 г. кап ремонт 2007 г.
3	**Спец. Одежда авто**	12 403	
4	**Материалы**	450 000	
	Итого:	**7 422 403**	

URALTRANSNEFT CO., LTD.

Подпись:__________________________

Уполномоченный представитель

Имя: Igor Alexeevich Kuznetsov

Должность: Директор, Президент, Главный Исполнительный Директор

SCHEDULE 6
TO THE SHARE EXCHANGE AGREEMENT
AMONG LAUD RESOURCES LTD., URALTRANSNEFT CO., LTD.AND THE SELLING
SHAREHOLDERS AS SET OUT IN THE SHARE EXCHANGE AGREEMENT

PRIVECO TITLES, LEASES, SUBLEASES, CLAIMS, CAPITAL EXPENDITURES, TAXES AND OTHER PROPERTY INTERESTS

To be listed by Priveco within 10 business days from signing this agreement.

SCHEDULE 7

ПРИЛОЖЕНИЕ 7 К ДОГОВОРУ ОБ ОБМЕНЕ АКЦИЯМИ
МЕЖДУ LAUD RESOURCES LTD., URALTRANSNEFT CO., LTD.И ПРОДАЮЩИМИ АКЦИОНЕРАМИ СОГЛАСНО ДОГОВОРУ ОБ ОБМЕНЕ АКЦИЯМИ

ИНТЕЛЛЕКТУАЛЬНАЯ СОБСТВЕННОСТЬ КОМПАНИИ PRIVECO

1. **Логотип Компании «УРАЛТРАНСНЕФТЬ» зарегистрированный согласно действующего законодательства отраженный и разрешенный для использования на бланках Компании, на флаге Компании, на печати Компании.**

<u>URALTRANSNEFT CO., LTD.</u>

Подпись:______________________________

Уполномоченный представитель
Имя: Igor Alexeevich Kuznetsov
Должность: Директор, Президент, Главный Исполнительный Директор

SCHEDULE 7

TO THE SHARE EXCHANGE AGREEMENT
AMONG LAUD RESOURCES LTD., URALTRANSNEFT CO., LTD.AND THE SELLING SHAREHOLDERS AS SET OUT IN THE SHARE EXCHANGE AGREEMENT

PRIVECO INTELLECTUAL PROPERTY

To be listed by Priveco within 10 business days from signing this agreement.

SCHEDULE 8

ПРИЛОЖЕНИЕ 8 К ДОГОВОРУ ОБ ОБМЕНЕ АКЦИЯМИ
МЕЖДУ LAUD RESOURCES LTD., URALTRANSNEFT CO., LTD.И ПРОДАЮЩИМИ АКЦИОНЕРАМИ СОГЛАСНО ДОГОВОРУ ОБ ОБМЕНЕ АКЦИЯМИ

СУЩЕСТВЕННЫЕ КОНТРАКТЫ КОМПАНИИ PRIVECO

№ п/п	Название или номер договора	Контрагент	Краткое содержание	Срок договора	Стоимость
1.	№ ПЕМ 01844 НЭ	Министерство Природных Ресурсов	Контракт «Лицензионное соглашение между правительством России (Министерством Природных Ресурсов) и ООО «УРАЛТРАНСНЕФТЬ ЛТД» на право разработки и геофизической разведки Северо Курашимского нефтегазового месторождения сроком на 20 лет с правом внеконкурсной пролонгации.»	С 25.03.08 г. на 20 лет	
2.	№ 75	ООО «Нефтесервис»	Договор на бурение разведочных скважин на Северо-Курашимском месторождении	15.04 до момента исполнения сторонами обязательств	45 000 000 руб. на каждую скважину
3.	№ 059-Э-Т/2008 На выполнение работ	ООО «Западно-Уральский центр сертификации»	Экспертиза промышленной безопасности проекта строительства разведочной скважины № 1 на Северо-Курашимском месторождении и регистрация заключения экспертизы в Ростехнадзоре.	С 04.05.08 до удовлетворения материальных претензий	75 819,96 руб.
4.	№ 0317/8	ООО «НАСТ»	Составление проектно-технологической документации по Северо-Курашимскому месторождению	17.03.08 – 31.03.08	150 000 руб.
5.	№ ГФ_095_08	ООО «Пермский инженерно-технический центр «Геофизика»	Производство и интерпретация промыслово-геофизических и прострелочно-взрывных работ в скважинах подрядным способом	14.04.08 до 31.12.08	500 000 руб
6.	№ 4/59	ООО «Противофонтанная служба»	Обеспечение контроля за состоянием противофонтанной безопасности объектов, разработке планов по предупреждению и ликвидации чрезвычайных ситуаций, готовности личного состава к выполнению работ по ликвидации возможных нефтегазоводопроявлений и открытых фонтанов	01.04.08 до 31.12.08	37 500 руб
7.	08Z0277	ООО «Лукойл-Пермь»	Передача в собственность скважины № 117	18.03.08	29 868 206,50 руб.
8.	03/2008	ООО «ПермГеоСервис»	Выполнение работ по предотвращению и ликвидации	01.03.08 до	129 600 руб

			асфальтено-смоло-парафиновых отложений в насосно-компрессорных трубах	01.03.09	
9.	02/2008	ООО «ПермГеоСервис»	Выполнение работ по проведению и интерпретации гидродинамических, промыслово-геофизических, технологических, массо-измерительных замеров в нефтяных, нагнетательных, газовых и газо-конденсатных скважинах	01.03.08 до 01.03.09	199 670 руб.
10.	№2	ООО «Природа-Пермь»	Оказание услуг по перемещению и обезвреживанию отходов производства	11.01.08 до 31.12.08	
11.	01/08П	ООО «Научно-производственная фирма «Землемер»	Составление проекта горного отвода по Северо-курашимскому месторождению нефти на период пробной эксплуатации скважины № 117	10.01.08 до момента исполнения сторонами обязательств	47 200 руб
12.	№ Э 01	ООО «Экспертный центр «Нафта»	Проведение экспертизы промышленной безопасности документов, регламентирующих порядок безопасной эксплуатации взрывоопасных производственных объектов	21.01.08 до момента исполнения сторонами обязательств	75 000 руб.
13.	№ 1015/1	ООО «НАСТ»	Составление проектно-сметной документации по Северо-Курашимскому нефтяному месторождению: 1. Программа разведочных работ на Северо-Курашимском нефтяном месторождении 2. Подготовка документации по экологической безопасности и ООС 3. Подготовка земельной документации 4. Проект на бурение оценочной скважины 5. Проект на обустройство Северо-Курашимского месторождения	15.10.07 до 31.01.08	3 551 800 руб.
14.	№ 1001	ООО «НАСТ»	Составление «Технологической схемы разработки Северо-Курашимского нефтяного месторождения»	01.10.07 до 31.05.08	767 000 руб.
15.	б/н	ООО «Нефтесервис»	Работы по ремонту подъездного пути и площадки	09.04.07 до 11.04.07	117 208,86 руб.
16.	№ 10/12	ООО «Технойл-Сервис»	Выполнение работ по химизации технологических процессов добычи нефти на объектах	02.04.07 до	по выполнению заявок
17	№ 11/07	ООО «Технойл-Сервис»	Обеспечение транспортом и спецтехникой	02.04.07 до	по выполнению

				31.12.07	заявок
18.	№ 06-34Г	ООО «Пермнефтегеофизика»	Выполнение геофизических работ: скважинные сейсмические исследования поляризационным методом непродольного вертикального сейсмического профилирования (ПМ НВСП) в скважине № 117 Северо-Курашимского месторождения	15.11.06 до момента исполнения сторонами обязательств	3 201 050 руб
19.	№ 3-КРС/2006	ООО «ТопКомСервис»	Выполнение работ по расконсервации скважин	08.09.06 до 31.12.06	1 600 000 руб.

URALTRANSNEFT CO., LTD.

Подпись:______________________________

Уполномоченный представитель
Имя: Igor Alexeevich Kuznetsov
Должность: Директор, Президент, Главный Исполнительный Директор

SCHEDULE 8
TO THE SHARE EXCHANGE AGREEMENT
AMONG LAUD RESOURCES LTD., URALTRANSNEFT CO., LTD.AND THE SELLING SHAREHOLDERS AS SET OUT IN THE SHARE EXCHANGE AGREEMENT

PRIVECO MATERIAL CONTRACTS

To be listed by Priveco within 10 business days from signing this agreement.

SCHEDULE 9

ПРИЛОЖЕНИЕ 9 К ДОГОВОРУ ОБ ОБМЕНЕ АКЦИЯМИ
МЕЖДУ LAUD RESOURCES LTD., URALTRANSNEFT CO., LTD.И ПРОДАЮЩИМИ АКЦИОНЕРАМИ СОГЛАСНО ДОГОВОРУ ОБ ОБМЕНЕ АКЦИЯМИ

ТРУДОВЫЕ ДОГОВОРА И СОГЛАШЕНИЯ КОМПАНИИ PRIVECO

№ п/п	ФИО	№ Трудового договора	Должность	Дата	Срок
1.	Кузнецов Игорь Алексеевич	1	Директор	17.03.08	бессрочный
2.	Крылов Юрий Альбертович	2	Заместитель директора по производству	17.03.08	бессрочный
3.	Волегов Валерий Владимирович	3	Заместитель директора по общим воросам	17.03.08	бессрочный
4.	Волегова Ольга Игоревна	4	Заместитель директора по финансам	17.03.08	бессрочный
5.	Белашов Сергей Владимирович	5	Главный инженер	17.03.08	бессрочный

URALTRANSNEFT CO., LTD.

Подпись:______________________________

Уполномоченный представитель
Имя: Igor Alexeevich Kuznetsov
Должность: Директор, Президент, Главный Исполнительный Директор

SCHEDULE 9
TO THE SHARE EXCHANGE AGREEMENT
AMONG LAUD RESOURCES LTD., URALTRANSNEFT CO., LTD.AND THE SELLING SHAREHOLDERS AS SET OUT IN THE SHARE EXCHANGE AGREEMENT

PRIVECO EMPLOYMENT AGREEMENTS AND ARRANGEMENTS

To be listed by Priveco within 10 business days from signing this agreement.

SCHEDULE 10

TO THE SHARE EXCHANGE AGREEMENT
AMONG LAUD RESOURCES LTD., URALTRANSNEFT CO., LTD.AND THE SELLING SHAREHOLDERS AS SET OUT IN THE SHARE EXCHANGE AGREEMENT

FORM OF SUBSCRIPTION AGREEMENT

Selling Shareholder Information				
	Name	______________________		(the "Selling Shareholder")
	Address	______________________		
	City	__________	Province	__________
	Country	__________	Postal Code	__________
	Telephone Number		Date	

Deliver Certificate to Address Above ☐ OR Address Below ☐

Delivery Information				
	Name	______________________		Delivery Information As Above ☐
	Address	______________________		
	City	__________	Province/State	__________
	Country		Postal/Zip Code	
	Number of "Pubco Shares"			

1.0 **Registration and Resale**

1.1 Restricted Shares. The Selling Shareholder acknowledges that the Pubco Shares issued pursuant to the terms and conditions set forth in this Agreement will have such hold periods as are required under applicable securities laws and as a result may not be sold, transferred or otherwise disposed, except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case only in accordance with all applicable securities laws.

1.2 Exemptions. The Selling Shareholder acknowledges that Pubco has advised such Selling Shareholders that Pubco is relying upon the representations and warranties of the Selling Shareholders set out in the Questionnaires to issue the Pubco Shares under an exemption from the prospectus and registration requirements of applicable Canadian securities laws (the "**Canadian Securities Laws**") and, as a consequence, certain protections, rights and remedies provided by the Canadian Securities Laws, including statutory rights of rescission or damages, will not be available to the Selling Shareholders.

1.3 Canadian Resale Restrictions. The Selling Shareholder acknowledges that Pubco is not a reporting issuer in any province or territory of Canada and accordingly, any applicable hold periods under the Canadian Securities Laws or any other Canadian jurisdiction may never expire, and the Pubco Shares may be subject to resale restrictions in Canada for an indefinite period of time. Additionally, the Selling Shareholders acknowledge that resale of any of the Pubco Shares by the Selling Shareholders resident in Canada is restricted except pursuant to an exemption from applicable securities legislation.

2.0 Acquisition of Pubco Shares

The Selling Shareholder subscribes for and agrees to acquire Pubco Shares in the amount set out above, to be recorded in the name of the Selling Shareholder at the address set out above.

3.0 Legend

The Selling Shareholder acknowledges and understands that the certificates representing the Pubco Shares will be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner:

For Selling Shareholders not resident in the United States:

> "THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").
>
> NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."

For Selling Shareholders resident in the United States:

> "NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."

4.0 **Withdrawal of Subscription**

The Selling Shareholder has a two day cancellation right and may cancel this Agreement by sending notice to Pubco by midnight on the second business day after the Selling Shareholder effects execution of this Agreement by delivering this Form of Subscription Agreement.

Acknowledged, accepted and agreed to this _____ day of __________, 2008

SELLING SHAREHOLDER

____

[NAME]

SCHEDULE 10
TO THE SHARE EXCHANGE AGREEMENT
AMONG LAUD RESOURCES LTD., URALTRANSNEFT CO., LTD.AND THE
SELLING SHAREHOLDERS AS SET OUT IN THE SHARE EXCHANGE
AGREEMENT

FORM OF SUBSCRIPTION AGREEMENT

Selling Shareholder Information				
Name	YURIY KRYLOV		(the "Selling Shareholder")
Address	113 OSTROVSKOGO STREET		
City	PERM	Province	
Country	RUSSIA	Postal Code	614002
Telephone Number	(342) 216-7785	Date	

Deliver Certificate to Address Above ☐ OR Address Below X

Delivery Information				
Name	PENNY GREEN/BACCHUS LAW		Delivery Information As Above ☐
Address	Suite 1820 Cathedral Place, 925 West Georgia Street Telephone 604.632.1700		
City	VANCOUVER	Province/State	BRITISH COLUMBIA
Country	CANADA :	Postal/Zip Code	V6C 3L2
Number of "Pubco Shares"	13,700,000		

3.0 **Registration and Resale**

1.1 Restricted Shares. The Selling Shareholder acknowledges that the Pubco Shares issued pursuant to the terms and conditions set forth in this Agreement will have such hold periods as are required under applicable securities laws and as a result may not be sold, transferred or otherwise disposed, except pursuant to an effective registration statement under the

Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case only in accordance with all applicable securities laws.

1.2 Exemptions. The Selling Shareholder acknowledges that Pubco has advised such Selling Shareholders that Pubco is relying upon the representations and warranties of the Selling Shareholders set out in the Questionnaires to issue the Pubco Shares under an exemption from the prospectus and registration requirements of applicable Canadian securities laws (the "**Canadian Securities Laws**") and, as a consequence, certain protections, rights and remedies provided by the Canadian Securities Laws, including statutory rights of rescission or damages, will not be available to the Selling Shareholders.

1.3 Canadian Resale Restrictions. The Selling Shareholder acknowledges that Pubco is not a reporting issuer in any province or territory of Canada and accordingly, any applicable hold periods under the Canadian Securities Laws or any other Canadian jurisdiction may never expire, and the Pubco Shares may be subject to resale restrictions in Canada for an indefinite period of time. Additionally, the Selling Shareholders acknowledge that resale of any of the Pubco Shares by the Selling Shareholders resident in Canada is restricted except pursuant to an exemption from applicable securities legislation.

2.0 Acquisition of Pubco Shares

The Selling Shareholder subscribes for and agrees to acquire Pubco Shares in the amount set out above, to be recorded in the name of the Selling Shareholder at the address set out above.

5.0 Legend

The Selling Shareholder acknowledges and understands that the certificates representing the Pubco Shares will be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner:

For Selling Shareholders not resident in the United States:

> "THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").
>
> NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT,

PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."

For Selling Shareholders resident in the United States:

"NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."

4.0 **Withdrawal of Subscription**

The Selling Shareholder has a two day cancellation right and may cancel this Agreement by sending notice to Pubco by midnight on the second business day after the Selling Shareholder effects execution of this Agreement by delivering this Form of Subscription Agreement.

Acknowledged, accepted and agreed to this 25 day of April, 2008

SELLING SHAREHOLDER

____

YURIY KRYLOV

SCHEDULE 10

TO THE SHARE EXCHANGE AGREEMENT
AMONG LAUD RESOURCES LTD., URALTRANSNEFT CO., LTD.AND THE SELLING SHAREHOLDERS AS SET OUT IN THE SHARE EXCHANGE AGREEMENT

FORM OF SUBSCRIPTION AGREEMENT

Selling Shareholder Information				
Name	VALERIY VOLEGOV			(the "Selling Shareholder")
Address	113 OSTROVSKOGO STREET			
City	PERM	Province		
Country	RUSSIA	Postal Code	614002	
Telephone Number	(342) 216-7785	Date		

Deliver Certificate to Address Above ☐ OR Address Below X

Delivery Information			
Name	PENNY GREEN/BACCHUS LAW	Delivery Information As Above ☐	
Address	Suite 1820 Cathedral Place, 925 West Georgia Street Telephone 604.632.1700		
City	VANCOUVER	Province/State	BRITISH COLUMBIA
Country	CANADA	Postal/Zip Code	V6C 3L2
Number of "Pubco Shares"	13,700,000		

2.0 **Registration and Resale**

1.1 Restricted Shares. The Selling Shareholder acknowledges that the Pubco Shares issued pursuant to the terms and conditions set forth in this Agreement will have such hold periods as are required under applicable securities laws and as a result may not be sold, transferred or otherwise disposed, except pursuant to an effective registration statement under the

Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case only in accordance with all applicable securities laws.

1.2 Exemptions. The Selling Shareholder acknowledges that Pubco has advised such Selling Shareholders that Pubco is relying upon the representations and warranties of the Selling Shareholders set out in the Questionnaires to issue the Pubco Shares under an exemption from the prospectus and registration requirements of applicable Canadian securities laws (the "**Canadian Securities Laws**") and, as a consequence, certain protections, rights and remedies provided by the Canadian Securities Laws, including statutory rights of rescission or damages, will not be available to the Selling Shareholders.

1.3 Canadian Resale Restrictions. The Selling Shareholder acknowledges that Pubco is not a reporting issuer in any province or territory of Canada and accordingly, any applicable hold periods under the Canadian Securities Laws or any other Canadian jurisdiction may never expire, and the Pubco Shares may be subject to resale restrictions in Canada for an indefinite period of time. Additionally, the Selling Shareholders acknowledge that resale of any of the Pubco Shares by the Selling Shareholders resident in Canada is restricted except pursuant to an exemption from applicable securities legislation.

2.0 Acquisition of Pubco Shares

The Selling Shareholder subscribes for and agrees to acquire Pubco Shares in the amount set out above, to be recorded in the name of the Selling Shareholder at the address set out above.

4.0 Legend

The Selling Shareholder acknowledges and understands that the certificates representing the Pubco Shares will be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner:

For Selling Shareholders not resident in the United States:

"THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT,

PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."

For Selling Shareholders resident in the United States:

"NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."

4.0 **Withdrawal of Subscription**

The Selling Shareholder has a two day cancellation right and may cancel this Agreement by sending notice to Pubco by midnight on the second business day after the Selling Shareholder effects execution of this Agreement by delivering this Form of Subscription Agreement.

Acknowledged, accepted and agreed to this 25 day of April, 2008

SELLING SHAREHOLDER

[signature]

VALERIY VOLEGOV

SCHEDULE 10
TO THE SHARE EXCHANGE AGREEMENT
AMONG LAUD RESOURCES LTD., URALTRANSNEFT CO., LTD.AND THE SELLING SHAREHOLDERS AS SET OUT IN THE SHARE EXCHANGE AGREEMENT

FORM OF SUBSCRIPTION AGREEMENT

Selling Shareholder Information				
	Name	IGOR ALEXEEVICH KUZNETSOV	(the "Selling Shareholder")	
	Address	113 OSTROVSKOGO STREET		
	City	PERM	Province	
	Country	RUSSIA	Postal Code	614002
	Telephone Number	(342) 216-7785	Date	

Deliver Certificate to Address Above ☐ OR Address Below X

Delivery Information				
	Name	PENNY GREEN/BACCHUS LAW	Delivery Information As Above ☐	
	Address	Suite 1820 Cathedral Place, 925 West Georgia Street Telephone 604.632.1700		
	City	VANCOUVER	Province/State	BRITISH COLUMBIA
	Country	CANADA :	Postal/Zip Code	V6C 3L2
	Number of "Pubco Shares"	13,700,000		

1.0 **Registration and Resale**

1.1 Restricted Shares. The Selling Shareholder acknowledges that the Pubco Shares issued pursuant to the terms and conditions set forth in this Agreement will have such hold periods as are required under applicable securities laws and as a result may not be sold, transferred or otherwise disposed, except pursuant to an effective registration statement under the

Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case only in accordance with all applicable securities laws.

1.2 Exemptions. The Selling Shareholder acknowledges that Pubco has advised such Selling Shareholders that Pubco is relying upon the representations and warranties of the Selling Shareholders set out in the Questionnaires to issue the Pubco Shares under an exemption from the prospectus and registration requirements of applicable Canadian securities laws (the "**Canadian Securities Laws**") and, as a consequence, certain protections, rights and remedies provided by the Canadian Securities Laws, including statutory rights of rescission or damages, will not be available to the Selling Shareholders.

1.3 Canadian Resale Restrictions. The Selling Shareholder acknowledges that Pubco is not a reporting issuer in any province or territory of Canada and accordingly, any applicable hold periods under the Canadian Securities Laws or any other Canadian jurisdiction may never expire, and the Pubco Shares may be subject to resale restrictions in Canada for an indefinite period of time. Additionally, the Selling Shareholders acknowledge that resale of any of the Pubco Shares by the Selling Shareholders resident in Canada is restricted except pursuant to an exemption from applicable securities legislation.

2.0 Acquisition of Pubco Shares

The Selling Shareholder subscribes for and agrees to acquire Pubco Shares in the amount set out above, to be recorded in the name of the Selling Shareholder at the address set out above.

3.0 Legend

The Selling Shareholder acknowledges and understands that the certificates representing the Pubco Shares will be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner:

For Selling Shareholders not resident in the United States;

"THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT,

PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."

For Selling Shareholders resident in the United States:

"NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."

4.0 Withdrawal of Subscription

The Selling Shareholder has a two day cancellation right and may cancel this Agreement by sending notice to Pubco by midnight on the second business day after the Selling Shareholder effects execution of this Agreement by delivering this Form of Subscription Agreement.

Acknowledged, accepted and agreed to this 25 day of April, 2008

SELLING SHAREHOLDER

[signature]

IGOR ALEXEEVICH KUZNETSOV

SCHEDULE 11

Explanation of restrictions and hold periods applicable to the 41,000,000 shares to be issued to Priveco

1. 1 year hold period from the time of issuance to the shareholders of Ural Transneft Co. Ltd.

2. For affiliates of the Company (directors/officers, 10% shareholders – Mr. Kuznetsov would be one) there are two additional restrictions – after the 1 year period is up:

    a. Manner of sale requirements: sell through a broker; and
    b. Restricted to selling a maximum of 1% of issued and outstanding securities within any 3 month period.

SCHEDULE 12

Share Exchange Procedure

To be discussed with Priveco prior to closing.

Igor Alexeevich Kuznetsov – Президент, Главный Исполнительный Директор

Valeriy Volegov – Director

Yuriy Krylov - Director

ADDENDUM TO LETTER OF AGREEMENT

This addendum (the "**Addendum**") dated as of May 16, 2008 amends and supplements the share exchange agreement dated May 16, 2008 (the "**Agreement**"), made by and among LAUD Resources Inc., Uraltransneft Co., Ltd. and the selling shareholders of Uraltransneft Co., Ltd., being Igor Alexeevich Kuznetsov, Valeriy Volegov, and Yuriy Krylov (collectively the "**Parties**").

WHEREAS:

A. In executing the Agreement the Parties have included certain hand interlineations thereto.

B. The Parties wish to affirm the aforementioned interlineations by this Amendment

THIS AGREEMENT WITNESSES THAT in consideration of the foregoing and the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, LAUD and Parties agree as follows:

1. Amendment and Supplement.

   (a) In Section 3.13 of the Agreement (Absence of Undisclosed Liabilities) the number $5,000 shall be deleted and replaced with the number $385,000.

   (b) The following shall be added at the end of the Section 6.14 of the Agreement (Pubco Board of Directors): "Jordan Shapiro shall remain with Pubco for one year from Closing as vice president of corporate development with compensation of $10,000 per month."

   (c) In Section 8.3 of the Agreement (Termination for Failure to Finance) the words "In case Pubco does not provide investment (financing) to Priveco in the amount of 6,000,000 $ during 6 (six) months after signing" shall be deleted and replaced with the words "In case Pubco does not provide investment financing to Priveco in the amount of $6,000,000 during the12 (twelve) months after Closing".

   (d) In Sub-Section 8.3 (2) the words "Pubco returns all the assets that were acquired during currency of the present Contract." shall be deleted and replaced with the words "Pubco returns all the assets that were acquired during the term of the present Agreement that have not been sold or hypothecated since Closing".

2. Agreement Affirmed. The parties affirm the Agreement in all other respects.

3. Counterparts. This Amendment Agreement may be executed in duplicate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. In the event that the document is signed by one party and faxed to another the parties agree that a faxed signature shall be binding upon the parties to this Amendment Agreement as though the signature was an original.

4. Successors. The provisions of this Agreement shall be binding upon all parties, their successors and assigns.

5. Counsel. The parties expressly acknowledge that each has been advised to seek separate counsel for advice in this matter and has been given a reasonable opportunity to do so.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first written above.

LAUD RESOURCES INC.

Per: ______________________
Authorized Signatory
Name: Gary Chayko
Title: Director, President, Chief Executive Officer

URALTRANSNEFT CO., LTD.

Per: ______________________
Authorized Signatory
Name: Igor Alexeevich Kuznetsov
Title: Director, President Chief Executive Officer

____
VALERIY VOLEGOV

____
YURIY KRYLOV

____
IGOR ALEXEEVICH KUZNETSOV